As filed with the Securities and Exchange Commission on July 21, 2011
1933 Act File No. 333-
1940 Act File No. 811-22586

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.	☐
(Check appropriate box or boxes)

JOHN HANCOCK EMERGING MARKETS INCOME FUND
(Exact Name of Registrant as Specified in Charter)

601 Congress Street, Boston, Massachusetts  02210-2805
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:  1-800-344-1029

Thomas M. Kinzler, Esq.
601 Congress Street, Boston, Massachusetts 02210-2805
Name and Address (of Agent for Service)

Copies of Communications to:
Mark P. Goshko, Esq.
K&L Gates LLP
One Lincoln Street
Boston, Massachusetts 02111-2950

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)(2)
Common Shares of Beneficial Interest, $0.01 par value per share	50,000	$20.00	$1,000,000	$116.10

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS
SUBJECT TO COMPLETION
DATED 21, 2011

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

___________ Shares

(COMPANY LOGO)	John Hancock Emerging Markets Income Fund

Common Shares

Investment Objectives.  John Hancock Emerging Markets Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.  The Fund’s investment objective is to provide high current income.  As a secondary investment objective, the Fund will seek capital appreciation.   There can be no assurance that the Fund will achieve its investment objectives.

Investment Strategies.  The Fund normally will invest at least 80% of its net assets (plus borrowings for investment purposes) in Emerging Markets Securities (the “80% policy”). “Emerging Markets Securities” include fixed income securities and other securities and instruments (including derivatives) that are economically tied to emerging market countries.  Emerging market countries are defined as those countries that, at the time of investment, are (i) included in the JP Morgan EMBI Global Index, the JP Morgan CEMBI Broad Index, or the JP Morgan GBI-EM Global Diversified Index; (ii) classified by the World Bank as low or middle income in its annual classification of national incomes; or (iii) classified by the World Bank as high income in its annual classification of national incomes, but that are not OECD members. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Emerging Markets Securities may be denominated in non-U.S. currencies or the U.S. dollar.  The Fund may use derivatives for hedging, investment or leverage purposes. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives transactions will consist primarily of the following instruments and transactions: credit linked notes, foreign currency forward contracts (in both deliverable and non-deliverable form), credit default swaps (referencing either a single issuer, a basket of issuers, or an index (“CDX”)), interest rate swaps, total return swaps (on individual securities, groups of securities, or indices), and interest rate and foreign exchange futures contracts and options.  The Fund may invest, without limitation, in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Sub-adviser, including defaulted securities.

Because the Fund is newly organized, its common shares (the “Common Shares”) have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices, which may increase investors’ risk of loss. The returns earned by Common Shareholders who purchase their shares in this offering and sell their shares below net asset value will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the initial public offering.

Investing in the Fund’s Common Shares involves certain risks. See “Risk factors” beginning on page    of this Prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public	Sales load(1)	Proceeds to Fund(2)
Per share
Total		$	$
Total assuming full exercise of the over-allotment option	$	$

(see footnotes on inside front cover)
The underwriters expect to deliver the Common Shares to purchasers on or about _________, 2011.

(1)
JHA (not the Fund) will pay ____________ a structuring fee pursuant to an agreement between ___________ and JHA. JHA (and not the Fund) will pay _________________ from its own assets additional compensation pursuant to an agreement between ______________ and JHA. See “Underwriting.”

(2)
In addition to the sales load, the Fund will pay offering expenses of up to $0.__ per common share, estimated to total $_______, which will reduce the “Proceeds to Fund” (above). JHA or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than sales loads) exceed $0.__ per common share. JHA or an affiliate has agreed to reimburse all Fund organizational costs. Offering expenses payable by the Fund do not include amounts payable by JHA to ________________________ or other Underwriters, as described in footnote (1) above.

(continued from previous page)

Leverage.  The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  Initially, the Fund expects to obtain leverage through reverse repurchase agreements and borrowings from certain financial institutions, in an amount equal to approximately 25-30% of the Fund’s total capital immediately after giving effect to the borrowing.  In addition, the Fund may borrow through the issuance of preferred shares or other leverage financing.  The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to total capital) to 33 1/3 % of the Fund’s total capital.  In connection with the Fund’s use of reverse repurchase agreements, the Fund may earmark or segregate liquid assets equal to repayment obligations under such agreements in accordance with guidance from the SEC and its staff from time to time in effect.  Any such use of reverse repurchase agreements would be in addition to the combined effective leverage ratio of 33 1/3% of total capital (at the time of borrowing).  In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act.  Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of total capital (at the time of borrowing).  The Fund’s leverage strategy may not be successful.

Investment Adviser and Sub-adviser.  The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”).  As of ___, 2011, JHA and its affiliates managed approximately $____ billion.  JHA has engaged Western Asset Management Company (“Western Asset” or the “Sub-adviser”) to serve as a sub-adviser to the Fund.  Western Asset will be responsible for day-to-day management of the Fund.  In connection with Western Asset’s service to the Fund, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd. in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western Asset Limited” and, together with Western Singapore and Western Japan, the “Sub-subadvisers”) will act as sub-subadvisers to the Fund and be responsible, generally, for managing Asian (excluding Japan), Japanese, global and non-U.S. dollar fixed income strategies, respectively. See “Management of the Fund—The Sub-adviser.”

The Fund’s net asset value and distribution rate will vary and may be affected by numerous factors, including, but not limited to, changes in security prices and dividend rates. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

Please read and retain this Prospectus for future reference. A Statement of Additional Information, dated _____________, 2011 (the “SAI”), and other materials containing additional information about the Fund have been filed with the SEC. The SAI is incorporated by reference in its entirety into this Prospectus, which means that it is considered to be part of this Prospectus. You may request a free copy of the SAI, the table of contents of which is shown on page 87 of this Prospectus, and other information filed with the SEC, by calling (800) 225-6020 (toll-free), by electronic mail at publicinfo@sec.gov or, upon payment of copying fees, by writing to the SEC’s public reference room, Washington, DC 20549-0102. Information relating to the public reference room may be obtained by calling the SEC at (202) 551-8090. Upon completion of this offering, the Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund’s SAI electronically, please visit the Fund’s web site (www.jhfunds.com) or call (800) 225-6020 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s web site (www.sec.gov).

Exchange listing.  The Fund intends to apply for listing of the Common Shares on the New York Stock Exchange under the symbol “___.”

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

The underwriters named in the Prospectus may purchase up to ____________________ additional Common Shares from the Fund under certain circumstances.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify shareholders promptly of any material change to this Prospectus during the period the Fund is required to deliver the Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

TABLE OF CONTENTS

Prospectus summary	5
Summary of Fund expenses	21
The Fund	23
Use of proceeds	23
Investment objectives and principal investment strategies	23
Risk factors	46
Management of the Fund	59
Dividends and distributions; Automatic Dividend Reinvestment Plan	64
Closed-end fund structure	67
U.S. federal income tax matters	67
Underwriting	77
Table of contents for the Statement of Additional Information	82

Until ___________________, 2011 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This requirement is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Prospectus summary

This is only a summary. You should review the more detailed information elsewhere in this Prospectus and in the Statement of Additional Information prior to making an investment in the Fund. See “Risk factors.”

THE FUND

John Hancock Emerging Markets Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

THE OFFERING

The Fund is offering ____ common shares of beneficial interest (the “Common Shares”), par value $0.01 per Share, through a group of underwriters (the “Underwriters”) led by ______. The Underwriters have been granted an option by the Fund to purchase up to _______ additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $ ____ per Share. The minimum purchase in this offering is 100 Common Shares ($    ). See “Underwriting.”  The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”).  The Adviser has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than the sales load) exceed $0.__    per Share. The Adviser has agreed to pay all organizational costs of the Fund.

LISTING AND SYMBOL

The Fund intends to apply for listing of the Common Shares on the New York Stock Exchange under the symbol “___.”

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objectives
The Fund’s investment objective is to provide high current income.  As a secondary investment objective, the Fund will seek capital appreciation.   There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies
The Fund normally will invest at least 80% of its net assets (plus borrowings for investment purposes) in Emerging Markets Securities (the “80% policy”). “Emerging Markets Securities” include fixed income securities and other securities and instruments (including derivatives) that are economically tied to emerging market countries.  Emerging market countries are defined as those countries that, at the time of investment, are (i) included in the JP Morgan EMBI Global Index, the JP Morgan CEMBI Broad Index, or the JP Morgan GBI-EM Global Diversified Index; (ii) classified by the World Bank as low or middle income in its annual classification of national incomes; or (iii) classified by the World Bank as high income in its annual classification of national incomes, but that are not OECD members. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe.

The Fund’s investment objectives and 80% policy are non-fundamental, and may be changed without shareholder approval.

The Fund may use derivatives for hedging, investment or leverage purposes. Although Emerging Markets Securities may include any derivative or other instrument that provides the Fund with exposure to emerging markets, the Fund currently expects that its derivatives transactions will consist primarily of the following instruments and transactions: credit linked notes, foreign currency forward contracts (in both deliverable and non-deliverable form), credit default swaps (referencing either a single issuer, a basket of issuers, or an index (“CDX”)), interest rate swaps, total return swaps (on individual securities, groups of securities, or indices), and interest rate and foreign exchange futures contracts and options.  The Fund may use these instruments for hedging purposes, for leverage or otherwise to gain, or reduce, long or short exposure to emerging securities markets (for example, credit linked notes may be used to gain exposure to certain emerging markets fixed income securities). Emerging Markets Securities may be denominated in non-U.S. currencies or the U.S. dollar.

The Fund’s investments may include, among other things, sovereign debt obligations, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, Rule 144A securities, non-U.S. currencies, currency forward contracts and other foreign currency transactions, and derivatives related to or referencing these types of securities and instruments. The Fund seeks income and capital appreciation through country selection, sector selection, security selection and currency selection.

The Fund initially intends to invest less than 25% of its assets in a single country, and thereafter less than 50% of its assets in a single country.

Western Asset’s emerging market investment process begins with a top-down economic assessment as determined by the U.S. & Global broad market committee, which includes senior portfolio managers and senior sector specialists. Western Asset’s emerging market investment process begins with country allocation.  Western Asset seeks to establish a firm view on a country’s current fundamental position and then to assess the expected future direction of each country’s fundamentals over the medium-to-long term.  To achieve this goal, the research process frames its fundamental, bottom-up sovereign research in the context of the Western Asset’s top-down economic analysis of major global macroeconomic trends, and the overall risks to those trends. The analysis of each factor—and an assessment of the interplay between those factors—is used to establish the Fund portfolio’s overweight and underweight positions at a country level.

In addition to Western Asset’s global macro view, to determine country allocations it also relies on a thorough analysis of each of the three primary sectors within the emerging markets universe:

●	US dollar-denominated sovereign credit,
●	US dollar-denominated corporate credit and
●	Local currency-denominated sovereign debt.

Sector-level analysis begins with an understanding of how each country fits into the global economy, developing an understanding of what they buy, what they sell, and with whom they do business.  With a clear understanding of these types of country-specific factors in place, Western Asset is able to utilize its global outlook to determine the specific impact of global economic trends on the different countries, sectors, and regions within emerging markets.

As a result of this analysis, different investment themes emerge across countries, and within regions.  Because different investment themes affect different sectors within the broad emerging market universe in unique ways, the optimal country allocation may utilize some combination of all three of the sectors listed above, only one, or none at all.

Utilizing this process, the ability to allocate to each of the three sectors within the emerging markets universe, as well as different issuers and industries within the corporate sector, enables Western Asset to build the Fund’s portfolio consistent with the view for medium to long term economic development and change.

The final component of establishing a country allocation involves the decision to allocate to the local currency denominated sovereign debt of a particular country versus investing in that country’s U.S. dollar-denominated sovereign debt or in debt issued by corporations domiciled there.  This particular decision is based on a number of factors including, but not limited to, liquidity, accessibility, relative value (versus sovereign or U.S. dollar-denominated corporate debt), and other fundamental and technical variables.

Western Asset maintains various risk control mechanisms for all of Western Asset’s portfolios, including the Fund’s portfolio. These tools and procedures provide daily analysis on all of Western Asset’s portfolios including dedicated credit portfolios for both the credit investment team and the Analytics/Risk Management Department, ensuring the integration of professional risk management practices into the investment process. Despite using a large number of independent models to evaluate the risk of different portfolios, Western Asset understands that quantitative models are only as good as the assumptions on which they are based. Therefore, the high-quality analysis and observation on the part of the portfolio management team that comes with experience is applied to all model output, increasing the usefulness of the data. As with any investment process, there can be no assurance that Western Asset’s process will meet or achieve its objectives.

High Yield Securities
The Fund may invest, without limitation, in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Sub-adviser, including defaulted securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

Other Securities
The Fund’s holdings may range in maturity from overnight to 30 years or more. The Sub-adviser does not manage the Fund to have a specific average maturity or duration.  The Fund may also invest in currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments or other derivatives, which may be used to maintain exposure of at least 80% of its net assets (plus borrowings for investment purposes) to Emerging Markets Securities. Under certain limited circumstances, the Fund may obtain substantially all of its investment exposure to Emerging Markets Securities through the use of derivatives. As noted above, the Fund expects that its derivatives transactions or instruments will consist primarily of credit linked notes, foreign currency forward contracts (in both deliverable and non-deliverable form), credit default swaps (referencing either a single issuer, a basket of issuers, or an index (“CDX”)), interest rate swaps, total return swaps (on individual securities, groups of securities, or indices), and interest rate and foreign exchange futures contracts and options.

In addition, the Fund may invest the remainder of its assets in securities which will not be used to achieve the Fund’s 80% policy, such as shares of open- and closed-end investment companies, common stocks, preferred securities, bonds and convertible securities.

When the Sub-adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objectives.

USE OF LEVERAGE BY THE FUND

The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  Initially, the Fund expects to obtain leverage through reverse repurchase agreements and borrowings from certain financial institutions, in an amount equal to approximately 25-30% of the Fund’s total capital immediately after giving effect to the borrowing.  In addition, the Fund may leverage through the issuance of preferred shares or other leverage financing.  The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to total capital to 33 1/3% of the Fund’s total capital.  In connection with the Fund’s use of reverse repurchase agreements, the Fund may earmark or segregate liquid assets equal to repayment obligations under such agreements in accordance with guidance from the SEC and its staff from time to time in effect.  Any such use of reverse repurchase agreements would be in addition to the combined effective leverage ratio of 33 1/3% of total capital (at the time of borrowing).  In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act.  Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of total capital (at the time of borrowing).  The Fund’s leverage strategy may not be successful.  By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation.  However, the use of leverage also involves risks, which can be significant.  These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s net asset value and the market price of the Fund’s common shares and higher expenses.  Because the Adviser’s fee is based upon a percentage of the Fund’s managed assets, the Adviser’s fee will be higher if the Fund is leveraged, and the Adviser will have an incentive to leverage the Fund.  The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the offering.

The Fund may use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage.  The Fund may also use reverse repurchase agreement transactions for temporary or emergency purposes.  In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment.  Subsequent to entering into a reverse repurchase agreement transaction, the value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines.  In engaging in a reverse repurchase transaction, the Fund may transfer (“sell”) any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Adviser to be appropriate.

INVESTMENT ADVISER AND SUB-ADVISER

John Hancock Advisers, LLC (the “Adviser” or “JHA”) is the Fund’s investment adviser.  The Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or the “Company”). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial is a leading Canadian-based financial services group operating in 22 countries and territories worldwide. For more than 120 years, clients worldwide have looked to Manulife Financial for strong, reliable, trustworthy and forward-thinking solutions for their most significant financial decisions. Manulife Financial’s international network of employees, agents and distribution partners offers financial protection and wealth management products and services to millions of clients around the world. Manulife Financial provides asset management services to institutional customers worldwide as well as reinsurance solutions, specializing in life and property and casualty retrocession. Funds under management by Manulife Financial and its subsidiaries were $_____ billion (US$___ billion) as at _____, 2011. The Company operates as Manulife Financial in Canada and Asia and primarily as John Hancock in the United States. Manulife Financial Corporation trades as “MFC” on the TSX, NYSE and PSE, and under “945‟ on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

The Fund is sub-advised by Western Asset Management Company (“Western Asset” or the “Sub-adviser”).  In connection with Western Asset’s service to the Fund, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd. in Japan

(“Western Japan”) and Western Asset Management Company Limited in London (“Western Asset Limited” and, together with Western Singapore and Western Japan, the “Sub-subadvisers”) will act as sub-subadvisers to the Fund and be responsible, generally, for managing Asian (excluding Japan), Japanese, global and non-U.S. dollar fixed income strategies, respectively. See “Management of the Fund—The Sub-adviser.”  Western Asset is responsible for providing investment advice to the Fund subject to the review of the Board of Trustees of the Trust (the “Board”) and the overall supervision of the Adviser.

Western Asset is one of the world's leading investment management firms. Its sole business is managing fixed-income portfolios, an activity the Firm has pursued since 1971. From offices in Pasadena, New York, Sao Paulo, London, Singapore, Hong Kong, Tokyo and Melbourne, Western Asset's 901 employees perform investment services for a wide variety of global clients. The Firm's clients include charitable, corporate, health care, insurance, mutual fund, public and union organizations, and client portfolios range across an equally wide variety of mandates, from money markets to emerging markets. Western Asset has $447 billion in assets under management as of June 30, 2011.

The Adviser serves as investment adviser to the Fund and is responsible for the supervision of Western Asset’s and Sub-subadvisers’ services to the Fund.

See “Management of the Fund—The Adviser, and —The Sub-adviser.”

DISTRIBUTIONS

The Fund intends to distribute to Common Shareholders all or a portion of its investment company taxable income monthly and net capital gains, if any, at least annually.  The Fund expects its initial distribution will be declared approximately [45 days], and paid approximately [60] after the completion of this offering.  At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income.  Dividend and capital gains distributions generally are used to purchase additional common shares of the Fund.  However, an investor can choose to receive distributions in cash.  Dividend and capital gain distributions generally are taxable to shareholders whether they are reinvested in shares of the Fund or received in cash. Since not all investors can participate in the Automatic Dividend Reinvestment Plan (the “Plan”), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year).  If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

DIVIDEND REINVESTMENT PLAN

The Fund has established an automatic dividend reinvestment plan (the “Plan”). Under the Plan, distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon. Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan.  Shareholders who do not participate in the Plan will receive all distributions in cash.  Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan.”

CLOSED-END FUND STRUCTURE

Closed-end funds differ from traditional, open-end management investment companies (“mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares. The Fund’s Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase.

Common shares of closed-end funds frequently trade at prices lower than their net asset value. The Fund cannot predict whether the Common Shares will trade at, above or below net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. In addition to net asset value, the market price of the Fund’s Common Shares may be affected by such factors as the Fund’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand.

In recognition of the possibility that the Common Shares may trade at a discount from their net asset value, and that any such discount may not be in the best interest of Common Shareholders, the Fund’s Board of Trustees (the “Board”), in consultation with the Adviser and Sub-adviser, from time to time may review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

SPECIAL RISK CONSIDERATIONS

No operating history
The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.  The Fund is not intended to be a complete investment program and should only be considered as an addition to an investor’s existing diversified portfolio of investments.  Due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

Market discount risk
Shares of closed-end funds frequently trade at prices lower than their net asset value, which is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of organizational and offering expenses paid by the Fund.

Non-diversified status
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, which means that it is allowed to invest a greater portion of its assets in a more limited number of issuers than a diversified fund.  As a result, credit, market and other risks associated with the Fund’s investment strategies or techniques may be more pronounced for the Fund than for a fund that is “diversified.”

Investment and market risk
An investment in the Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management risk
The Fund is subject to management risk because it relies on the Adviser’s oversight and Sub-adviser’s ability to pursue the Fund’s investment objectives. The Sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The Sub-adviser’s securities and options selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leaves the employ of a Sub-adviser, the Sub-adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

Changes in United States law
Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Sub-adviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategies in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Recent events risk
The debt and equity capital markets in many countries have been negatively impacted by significant write-offs in the financial services sector and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Market disruption risk
The wars in Afghanistan, Iraq, Libya and other geopolitical events around the world may adversely affect the performance of worldwide financial markets. The Fund cannot predict the effects of significant future events on the economy and securities markets. Given these risks, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Natural disasters and adverse weather conditions
Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Inflation risk
Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Foreign securities risk
Funds that invest in securities of companies located in foreign countries or in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the Fund, which intends to invest a significant portion of its total assets in foreign securities.

Emerging markets risk
The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Securities that include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries. Emerging market countries are subject to greater levels of foreign investment risk than securities of issuers in more developed foreign markets because emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets;

controls on foreign investment and limitations on repatriation of invested capital and the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Securities markets in emerging market countries are undergoing a period of growth and change that may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively undeveloped. Securities brokers and other intermediaries in emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries. The value of Fund shares will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Additionally, changes in governments and economies of such countries may result in capital controls or other regulatory measures that may affect the Fund’s ability to satisfy redemptions.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of the Fund’s income, gains or initial capital from these countries can occur.

Foreign currency risk
The Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in Emerging Markets Securities, which are denominated in the currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans.  The Fund is subject to the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded, or currencies in which the Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. The Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. The Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in the Fund’s currency exposure being substantially different than that suggested by its securities investments. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase the Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk
The Fund may use derivatives for hedging, investment or leverage purposes. Although Emerging Markets Securities may include any derivative or other instrument that provides the Fund with exposure to emerging markets, the Fund currently expects that its derivatives transactions will consist primarily of the following instruments and transactions: credit linked notes, foreign currency forward contracts (in both deliverable and non-deliverable form), credit default swaps (referencing either a single issuer, a basket of issuers, or an index (“CDX”)), interest rate swaps, total return swaps (on individual securities, groups of securities, or indices), and interest rate and foreign exchange futures contracts and options.  The Fund may use these instruments for hedging purposes, for leverage or otherwise to gain, or reduce, long or short exposure to emerging securities markets (for example, credit linked notes may be used to gain exposure to certain emerging markets fixed income securities). Emerging Markets Securities may be denominated in non-U.S. currencies or the U.S. dollar.

The ability of the Fund to utilize hedging, derivatives and other strategic transactions successfully will depend in part on the Sub-adviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured.  The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select the Fund’s securities.  Even if the Sub-adviser uses hedging and other strategic transactions in the Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to the Fund.  The amount of loss could be more than the principal amount invested.  These transactions may also increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss.  For example, the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts.  In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised.

The Fund may use derivatives for hedging and leverage purposes and as a substitute for direct investment in securities or other assets.  The Fund expects that its derivatives transactions or instruments will consist primarily of credit linked notes, foreign currency forward contracts (in both deliverable and non-deliverable form), credit default swaps (referencing either a single issuer, a basket of issuers, or an index (“CDX”)), interest rate swaps, total return swaps (on individual securities, groups of securities, or indices), and interest rate and foreign exchange futures contracts and options. Derivatives are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes.  Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes.  Derivatives may be used in a way to adjust efficiently the exposure of the Fund to various securities, markets and currencies without the Fund actually having to sell existing investments and make new investments.  This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time.  Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  The loss on derivative investments may substantially exceed the initial investment.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets.  In particular, the use of derivative instruments exposes the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can be closed out only with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party.  If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them.  For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the

Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights.  If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.  While the Sub-adviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions.

To the extent the Fund contracts with a limited number of counterparties, the Fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.  Derivatives also are subject to a number of other risks, including market risk and liquidity risk.  Given that the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued.  Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track.  Suitable derivative transactions may not be available in all circumstances.  The Fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events.  In addition, the Sub-adviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.  To the extent the Fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

It is possible that government regulation of various types of derivative instruments, credit linked notes, foreign currency forward contracts (in both deliverable and non-deliverable form), credit default swaps (referencing either a single issuer, a basket of issuers, or an index (“CDX”)), interest rate swaps, total return swaps (on individual securities, groups of securities, or indices), and interest rate and foreign exchange futures contracts and options,may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was enacted in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many derivatives transactions to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon the effectiveness of these rules, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The use of derivatives may expose the Fund to leverage risk.  When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.  To limit leverage risk, the Fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments.  See “Leverage risk” below.

Derivatives regulation risk
The Dodd-Frank Act will impose comprehensive regulation on certain OTC derivatives, including certain types of options and other derivatives transactions in which the Fund may seek to engage. The Dodd-Frank Act, many provisions of which will begin to take effect in July 2011, will require central clearing and exchange-style trade execution for many swap, option and other derivatives transactions that are currently traded in the OTC derivatives markets. The SEC and the Commodity Futures Trading Commission have each proposed regulations which are expected to impact the derivatives markets, may impact the ability of registered investment management companies to utilize derivatives and could have broad-reaching market consequences.

If such regulation occurs, it could have an adverse effect on the Fund’s ability to engage in the strategies described in this Prospectus, increase the costs of such activities, and/or otherwise reduce the effectiveness of the Fund’s investment strategies. In addition, the increased regulation of derivatives trading imposed by the Act may impose additional regulatory burdens that could increase the costs and reduce the benefits of the Fund’s trading in derivatives.

Sovereign debt risk
An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars or a foreign currency, involves special risks that are not present in corporate debt obligations.  The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due, and the Fund may have limited recourse in the event of a default.  During periods of economic and political uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.  In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

Corporate debt risk
The Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Interest rate risk
Interest rate risk is the risk that fixed income securities such as debt securities and preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in fixed-income securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are currently low relative to historical levels.

During periods of declining interest rates, an issuer may exercise its option to prepay principal of debt securities or redeem preferred securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.  This risk is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments.  This may result in the Fund receiving an interest rate below the current market rate, increase the security’s duration and reduce the value of the security.  This is known as extension risk.

Credit risk
Credit risk is the risk that the fixed-income securities in the Fund’s portfolio will decline in price or fail to make principal, interest or dividend payments when due because the issuer of the security experiences a decline in its financial status.  The Fund may invest, without limitation, in debt securities that are rated below investment grade (i.e. securities rated “Ba” or lower by Moody’s or “BB” or lower by S&P) by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Sub-adviser, including defaulted securities.  A rating of “BB” by S&P or “Ba” by Moody’s means the securities are speculative investments.  A rating of “Ca” by Moody’s means the securities are speculative in a high degree and may be in default. A rating of “CC” by S&P means there is a currently identifiable vulnerability to default.  A rating of D by S&P or Moody’s means that an obligation is in payment default (when payments are not made by the due date, even where a grace period is still open, or in the event of a bankruptcy petition filing). The ratings of Moody’s and S&P represent their opinions as to the quality of those securities they rate; ratings are relative, subjective and are not absolute standards of quality.

Counterparty risk
The Fund may be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. To the extent the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

High yield debt securities
An investment in below investment grade securities involves substantial risk of loss.  Below investment grade (high yield) debt securities or comparable unrated securities are commonly referred to as “junk bonds” or “high yield securities” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.  For these reasons, your investment in the Fund is subject to the following specific risks:

➢	Increased price sensitivity of the Fund’s investments to changing interest rates and to a deteriorating economic environment;

➢	Greater risk of loss due to default or declining credit quality;

➢	Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

➢	If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer.  The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing.  An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

The Fund may invest, without limitation, in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Sub-adviser, including defaulted securities. The ability or willingness of the issuers of these securities to make payments of principal or interest may also be affected by political, monetary and economic factors particular to the countries in which such issuers are located.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security.  There are fewer dealers in the market for high yield securities than investment grade obligations.  The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for below investment grade securities than for higher quality instruments.  Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.  As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Distribution risk
There can be no assurance that monthly distributions paid by the Fund to shareholders will be maintained at initial levels or increase over time. The monthly distributions shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short- and long-term.

Leverage risk
The Fund may borrow money through reverse repurchase agreements or banks and other financial institutions or issue preferred shares or debt securities to the extent permitted by the 1940 Act. Currently, the Fund anticipates that it will obtain leverage through reverse repurchase agreements and a credit facility with certain financial institutions after the closing of this offering in an amount equal to approximately 25-30 % of the Fund’s total capital immediately after giving effect to the borrowing.  Leverage creates risks that may adversely affect the return for the holders of Common Shares, including:

➢	The likelihood of greater volatility of net asset value and market price of the Fund’s common shares

➢	Fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt

➢	Increased operating costs, which may reduce the Fund’s total return

➢	The potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.  The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred shares, will be borne by holders of common shares.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on Common Shares in certain instances.  The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations that may issue ratings for the preferred shares or short-term debt instruments issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

To the extent that the Fund borrows through the use of reverse repurchase agreements, it would be subject to a risk that the value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction.  Alternatively, during the life of any reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines.

Reverse repurchase agreement risk
Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements may apply.  To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Illiquid securities risk
The Fund may invest up to 25% of its total assets in illiquid securities.  Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so.  The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.  Illiquid securities are also more difficult to value and the Adviser’s judgment may play a greater role in the valuation process.  Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.  The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Common stock risk
The common stocks and other non-preferred equity securities in which the Fund invests may experience substantially more volatility in their market value than the Fund’s investments in preferred securities. Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may fluctuate and may be worth less than your initial investment.  Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers.

Preferred securities risk
There are special risks associated with investing in preferred securities:

➢
Limited Voting Rights. Generally, holders of preferred securities (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

➢
Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

➢
Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

➢
Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

➢	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Portfolio turnover risk
The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate may exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates result in corresponding increases in brokerage commissions and other trading costs and generate short-term capital gains taxable as ordinary income.

Issuer risk
The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Anti-takeover provisions
The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees.  Such provisions could limit the ability of holders of Common Shares to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of the Fund.  These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for open-ending the Fund or a merger, liquidation, asset sales and similar transactions.

Summary of Fund expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.   The following table shows the Fund's expenses as a percentage of net assets attributable to Common Shares assuming the use of leverage [through the use of borrowings] in an amount equal to ___% of the Fund's total assets.  See “Management of the Fund.”

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)			_____	%
Expenses borne by Common Shareholders			_____	%(1)(2)
Dividend Reinvestment Plan fees			None

Percentage of Net Assets Attributable to Common Shares

Annual Expenses
Management fees			_____	%
Other expenses			_____	%(3)
Interest Payments on Borrowings			_____	%(4)
Total annual expenses			_____	%

 The Other expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately [_________] Common Shares. If the Fund issues fewer Common Shares, these expenses generally would increase. See “Management of the Fund” and “Dividend Reinvestment Plan.”

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $___ and estimated offering expenses of this offering of $__), assuming (i) total annual expenses of ____% of net assets attributable to Common Shares and (ii) a 5% annual return*:

1 Year	3 Years	5 Years		10 Years
$	$	$		$

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
____________________
*
The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)	JHA or an affiliate has agreed (i) to reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales loads) that exceed $0.0_ per Common Share (0.__% of the offering price). The Fund would pay a maximum of $_______ ($____ per Common Share) of offering costs and JHA or an affiliate would pay all offering costs in excess of $______ ($___ per Common Share), which are currently estimated to be $_______ ($____ per Common Share).

(2)
JHA (not the Fund) will pay ____________ additional compensation in the form of a structuring fee. JHA (and not the Fund) will pay __________________ from its own assets additional compensation pursuant to an agreement between ______________ and JHA. See “Underwriting.”

(3)	Estimated expenses based on the current fiscal year.

(4)	Assumes effective leverage through the use of bank borrowings at an annual interest rate of %.

The Fund

John Hancock Emerging Markets Income Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company.  The Fund’s principal office is located at 601 Congress Street, Boston, Massachusetts 02210 and its phone number is 800-225-6020.

The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”).

Use of proceeds

The net proceeds of this offering of the Fund’s common shares (the “Common Shares”) will be approximately $____________ ($__________________ if the underwriters exercise the overallotment option in full) after payment of the sales load and organizational and offering costs (other than the sales load) expected to be approximately $0.0_ per share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objectives and policies, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Fund’s net asset value would earn interest income at a modest rate. If the Fund’s investments are delayed, the first planned distribution could consist principally of a return of capital.

Investment objectives and principal investment strategies

INVESTMENT OBJECTIVES

The Fund’s investment objective is to provide high current income.  As a secondary investment objective, the Fund will seek capital appreciation.   There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT FOCUS AND PHILOSOPHY

The Fund normally will invest at least 80% of its net assets (plus borrowings for investment purposes) in Emerging Markets Securities (the “80% policy”). “Emerging Markets Securities” include fixed income securities and other securities and instruments (including derivatives) that are economically tied to emerging market countries.  Emerging market countries are defined as those countries that, at the time of investment, are (i) included in the JP Morgan EMBI Global Index, the JP Morgan CEMBI Broad Index, or the JP Morgan GBI-EM Global Diversified Index; (ii) classified by the World Bank as low or middle income in its annual classification of national incomes; or (iii) classified by the World Bank as high income in its annual classification of national incomes, but that are not OECD members.  It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe.

The Fund’s investment objectives and 80% policy are non-fundamental, and may be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund.

The Fund may use derivatives for hedging, investment or leverage purposes. Although Emerging Markets Securities may include any derivative or other instrument that provides the Fund exposure to emerging markets, the Fund currently expects that its derivatives transactions or instruments will consist primarily of the following instruments and transactions: credit linked notes, foreign currency forward contracts (in both deliverable and non-deliverable form), credit default swaps (referencing either a single issuer, a basket of issuers, or an index (“CDX”)), interest rate swaps, total return swaps (on individual securities, groups of securities, or indices), and interest rate and foreign exchange futures contracts and options. The Fund may use these instruments for hedging purposes, for leverage or otherwise to gain, or reduce, long or short exposure to emerging securities markets (for example, credit linked notes may be used to gain exposure to certain emerging markets fixed income securities). Emerging Markets Securities may be denominated in non-U.S. currencies or the U.S. dollar.

The Fund’s investments may include, among other things, sovereign debt obligations, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, Rule 144A securities, non-U.S. currencies, currency forward contracts and other foreign currency transactions, and derivatives related to or referencing these types of securities and instruments. The Fund seeks income and capital appreciation through country selection, sector selection, security selection and currency selection.

The Fund initially intends to invest less than 25% of its assets in a single country, and thereafter less than 50% of its assets in a single country.

Western Asset’s emerging market investment process begins with a top-down economic assessment as determined by the U.S. & Global broad market committee, which includes senior portfolio managers and senior sector specialists. Western Asset’s emerging market investment process begins with country allocation.  Western Asset seeks to establish a firm view on a country’s current fundamental position and then to assess the expected future direction of each country’s fundamentals over the medium-to-long term.  To achieve this goal, the research process frames its fundamental, bottom-up sovereign research in the context of the Western Asset’s top-down economic analysis of major global macroeconomic trends, and the overall risks to those trends. The analysis of each factor—and an assessment of the interplay between those factors—is used to establish the Fund portfolio’s overweight and underweight positions at a country level.

In addition to Western Asset’s global macro view, to determine country allocations it also relies on a thorough analysis of each of the three primary sectors within the emerging markets universe:

●	US dollar-denominated sovereign credit,
●	US dollar-denominated corporate credit and
●	Local currency-denominated sovereign debt.

Sector-level analysis begins with an understanding of how each country fits into the global economy, developing an understanding of what they buy, what they sell, and with whom they do business.  With a clear understanding of these types of country-specific factors in place, Western Asset is able to utilize its global outlook to determine the specific impact of global economic trends on the different countries, sectors, and regions within emerging markets.

As a result of this analysis, different investment themes emerge across countries, and within regions.  Because different investment themes affect different sectors within the broad emerging market universe in unique ways, the optimal country allocation may utilize some combination of all three of the sectors listed above, only one, or none at all.

Utilizing this process, the ability to allocate to each of the three sectors within the emerging markets universe, as well as different issuers and industries within the corporate sector, enables Western Asset to build the Fund’s portfolio consistent with the view for medium to long term economic development and change.

The final component of establishing a country allocation involves the decision to allocate to the local currency denominated sovereign debt of a particular country versus investing in that country’s U.S. dollar-denominated sovereign debt or in debt issued by corporations domiciled there.  This particular decision is based on a number of factors including, but not limited to, liquidity, accessibility, relative value (versus sovereign or U.S. dollar-denominated corporate debt), and other fundamental and technical variables.

Western Asset maintains various risk control mechanisms for all of Western Asset’s portfolios, including the Fund’s portfolio. These tools and procedures provide daily analysis on all of Western Asset’s portfolios including dedicated credit portfolios for both the credit investment team and the Analytics/Risk Management Department, ensuring the integration of professional risk management practices into the investment process. Despite using a large number of independent models to evaluate the risk of different portfolios, Western Asset understands that quantitative models are only as good as the assumptions on which they are based. Therefore, the high-quality analysis and observation on the part of the portfolio management team that comes with experience is applied to all model output, increasing the usefulness of the data. As with any investment process, there can be no assurance that Western Asset’s process will meet or achieve its objectives.

The Fund may invest, without limitation, in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Sub-adviser, including defaulted securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

The Fund’s holdings may range in maturity from overnight to 30 years or more. The Sub-adviser does not manage the Fund to have a specific average maturity or duration. The Fund may also invest in currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments or other derivatives, which may be used to maintain exposure of at least 80% of its net assets (plus borrowings for investment purposes) to Emerging Markets Securities. Under certain limited circumstances, the Fund may obtain substantially all of its investment exposure to Emerging Markets Securities through derivatives. As noted above, the Fund expects that its investments in derivatives will consist primarily of credit linked notes, foreign currency forward contracts, credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities, and interest rate futures contracts and options.

In addition, the Fund may invest the remainder of its assets in securities which will not be used to achieve the Fund’s 80% policy, such as shares of open- and closed-end investment companies, common stocks, preferred securities, bonds and convertible securities.

The Fund may use leverage to the extent permitted by the 1940 Act.  Initially, the Fund expects to obtain leverage through reverse repurchase agreements and borrowings from certain financial institutions, in an amount equal to approximately 25-30% of the Fund’s total capital immediately after giving effect to the borrowing.  In addition, the Fund may leverage through the issuance of preferred shares or other leverage financing.  The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to total capital) to 33 1/3 % of the Fund’s total capital.  To the extent that the Fund earmarks or segregates liquid assets equal to the repayment obligations under reverse repurchase agreements, such use of reverse repurchase agreements would be in addition to the combined effective leverage ratio of 33 1/3% of total capital (at the time of borrowing).  In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act.  Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of total capital (at the time of borrowing).  The Fund’s leverage strategy may not be successful.

Emerging market countries
Emerging market countries are defined as those countries that, at the time of investment, are (i) included in the JP Morgan EMBI Global Index, the JP Morgan CEMBI Broad Index, or the JP Morgan GBI-EM Global Diversified Index; (ii) classified by the World Bank as low or middle income in its annual classification of national incomes; or (iii) classified by the World Bank as high income in its annual classification of national incomes, but that are not OECD members. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe.

The Fund expects that its investments in Emerging Markets Securities will be made primarily, but not exclusively, in some or all of the emerging markets countries included in the list below. Countries may be added to or removed from this list at any time.  As of the date of this Prospectus, the countries listed below meet one or both of these criteria.

PORTFOLIO CONTENTS AND PRINCIPAL INVESTMENT STRATEGIES

Sovereign debt obligations
Sovereign debt obligations are issued or guaranteed by governments or their agencies of foreign developed and emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of emerging countries may involve a high degree of risk and may be in default or present the risk of default; however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, may also impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, which may negatively impact the Fund.

High yield securities
The Fund may invest without limit in debt securities that are rated below investment grade (below Baa by Moody’s or below BBB by either S&P or Fitch) or unrated but judged by the Sub-Adviser to be of comparable quality. Fixed-income securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative.  Below investment grade fixed-income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic change or uncertainty, than higher rated fixed-income securities.  These securities may be rated as low as D (in default) by Moody’s and S&P.

A rating of “BB” by S&P or “Ba” by Moody’s means the securities are speculative investments.  A rating of “Ca” by Moody’s means the securities are speculative in a high degree and may be in default.  A rating of “CC” by S&P means there is a currently identifiable vulnerability to default.  A rating of D by S&P means that an obligation is in payment default (when payments are not made by the due date, even where a grace period is still open, or in the event of a bankruptcy petition filing).  Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.  The descriptions of the investment grade and below investment grade rating categories by Moody’s and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information.  In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Corporate debt securities
The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, which may be, but are not limit to, fixed rate, floating rate, zero coupon and inflation linked. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with embedded warrants that are exercisable into other debt or equity securities.

Bonds
The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities and other issuers. Bonds are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some bonds are “perpetual” in that they have no maturity date.

Currency
The Fund may engage in foreign currency exchange transactions in connection with its investments in Emerging Markets Securities to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain exposure to a currency without purchasing securities denominated in that currency. Currency transactions include:

●	forward currency contracts (deliverable and non-deliverable);

●	exchange-listed currency futures contracts and options thereon;

●	exchange-listed and OTC options on currencies; and

●	currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies.  The Fund may enter into currency transactions only with counterparties that are deemed creditworthy by the Sub-adviser.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the portfolio’s securities or the receipt of income from them. Position hedging involves entering into a currency transaction with respect to Fund securities positions denominated or generally quoted in that currency.  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. The Fund may also engage in proxy hedging to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities. Proxy hedging is often used when the currency to which the Fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund’s securities denominated in linked currencies.

The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another. The Fund may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inceptions of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed. When the Fund enters into a non-deliverable forward transaction, the Fund will segregate liquid assets in an amount not less than the value of the Fund’s net exposure to such non-deliverable forward transactions. If the additional segregated assets decline in value or the amount of the Fund’s commitment increases because of changes in currency rates, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Fund’s commitments under the non-deliverable forward agreement.

Because the Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies. Currency transactions are subject to risks different from other Fund transactions, as discussed below under “Risk factors.” If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of asset segregation and special accounts.”

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. While there is a risk that large fluctuations in the market value of the Fund’s assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Loan participations and assignments
The Fund may invest in loan participations or assignments. Loan participations are loans or other direct debt instruments that are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that the Fund could be held liable as a co-

lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in loans and loan participations will subject the Fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale, thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or of the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder the Fund’s ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-adviser believes to be a fair price.

Corporate loans that the Fund may acquire or in which the Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.

Certain of the loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The borrower of a loan in which the Fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The effect of prepayments on the Fund’s performance may be mitigated by the receipt of prepayment fees, and the Fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

The Fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the prime rate, LIBOR or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to the Fund as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation will generally increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.

Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (e.g., a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution’s employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Options
The Fund may purchase and sell put and call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.  The Fund reserves the right to invest in options on instruments and indices that may be developed in the future to the extent consistent with applicable law and the Fund’s the investment objectives and policies.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under “Use of asset segregation and special accounts.”

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer of the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price.  The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. The Fund’s purchase of a call option on an underlying instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

Futures contracts and options on futures contracts
The Fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts.  Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.  The Fund may enter into futures contracts and options on futures contracts for the following purposes:

●	as a hedge against anticipated interest rate, currency or market changes;

●	for duration management;

●	for risk management purposes; and

●	to gain exposure to a securities market.

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” such as Eurodollar, UK 90 day and Euribor futures; however, the Fund is permitted to set aside or earmark liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, the Fund will have the ability to employ such futures contracts to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

A stock index futures contract (an “Index Future”) is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. Below are some examples of how Index Futures may be used:

●
In connection with the Fund’s investment in common stocks, the Fund may invest in Index Futures while the Sub-adviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

●
The Fund may also invest in Index Futures when the Sub-adviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund’s pending investment in such stocks when they do become available.

●
Through the use of Index Futures, the Fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit the Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by the Fund.

●	The Fund may also invest in Index Futures in order to hedge its equity positions.

Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market.

Swaps and options on swaps
The Fund may enter into swap transactions that include, but are not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, and currency exchange rate swap agreements. The Fund may also enter into options on swap agreements (“Swap Options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may also write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a Swap Option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets to avoid any potential leveraging of the Fund’s portfolio.

Whether the Fund’s use of swap agreements or Swap Options will be successful in furthering its investment objectives will depend on the Sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Sub-adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If the Sub-adviser attempts to use a swap as a hedge against, or as a substitute for, the Fund investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the Fund investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Credit default swaps
The Fund may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Credit-linked notes
The Fund may invest in credit-linked notes, which are types of derivative instruments. A credit linked note is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation, such as an underlying emerging market bond). The Fund will typically be a purchaser of credit linked notes, in that it will pay the counterparty a sum of money in exchange for the right to payments corresponding to interest and principal payments actually made by the issuer of the reference obligation. In addition to credit risk and other risks of the reference obligations and interest rate risk, a purchaser of a credit linked note is subject to counterparty risk.

Use of asset segregation and special accounts
Use of extensive hedging and other strategic transactions by the Fund may require, among other things, that the Fund earmark or segregate cash, or other liquid assets.  To the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency, assets may be earmarked by the Sub-Adviser or segregation will occur with the Fund’s custodian, or a designated sub-custodian.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating or earmkaring an amount of cash or other liquid assets at least equal to the current amount of the obligation. The earmarked or segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to earmark or segregate them.

Zero coupon and payment-in-kind securities
The securities in which the Fund invests may include zero coupon securities and payment-in-kind securities. Zero coupon securities do not bear interest, or may bear interest at a reduced rate, prior to maturity. Payment-in-kind securities are debt obligations that pay interest in the form of other debt obligations, instead of in cash. These debt obligations are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Yankee dollar obligations, eurobonds, global bonds
Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in the local currency of the country of issuance.

Brady bonds
The Fund may invest in Brady Bonds, which are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

●	the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds);

●	bonds issued at a discount from face value (generally known as discount bonds);

●	bonds bearing an interest rate which increases over time; and

●	bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate.

Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the “IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

The Fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund may invest are likely to be acquired at a discount.

Asset-backed securities
The Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

Private placements and restricted securities
The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Convertible securities
The Fund’s investment in fixed-income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objectives and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.

Money market instruments
Money market instruments include short-term U.S. government securities, U.S. dollar denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. Short-term U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

Common stocks
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund expects generally to focus more on the security’s dividend paying capacity than on its potential for capital appreciation.

Preferred securities
The Fund may invest in preferred securities.  Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the characterization of dividends as tax-advantaged as described herein.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection during which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Inflation linked bonds
Inflation linked bonds are government-issued debt securities that offer an investor inflationary protection, by linking yields to the inflation rate.

Inflation-indexed bonds
Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation- indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See “U.S. Federal Income Tax Matters.”

Warrants
The Fund may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Unrated securities
The Fund may purchase non-investment grade securities (which are not rated by a rating agency) if the Sub-adviser determines that the securities are of comparable quality. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund’s success in achieving its investment objectives may depend more heavily on the Sub-adviser’s credit analysis to the extent that the Fund invests in below investment grade quality and unrated securities.

Collateralized debt obligations
The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial paper
Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. government securities
The U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

Variable- and floating-rate securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

Hybrid Instruments
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (“Hybrid Instruments”). Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following: (i) prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or (ii) an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”).

Hybrid Instruments may take a variety of forms, including, but not limited to:

●	debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

●	preferred stock with dividend rates determined by reference to the value of a currency; or

●	convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the Fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

Structured notes include investments in an entity, such as a trust, organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit or purchase or specified instruments and the issuance of one or more classes of securities backed by, or representing interests, in the underlying instruments.  The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics, such as varying maturities, payment priorities or interest rate provisions.  The extent of the income paid by the structured notes is dependent on the cash flow of the underlying instruments.

Depository receipts
The Fund may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, and International Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” and “IDRs,” respectively) and similar securities. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.  ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities. EDRs, GDRs, and IDRs are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and are designed for use in foreign securities markets. EDRs, GDRs, and IDRs are not necessarily quoted in the same currency as the underlying security.

Other investment companies
The Fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, open-end investment companies, investment companies exempted from registration to under the 1940 Act, pursuant to the Rules thereunder and other pooled vehicles) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded OTC or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. The extent to which the Fund can invest in securities of other investment companies is limited by federal securities laws.

Illiquid securities
The Fund may invest up to 25% of its assets in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

TEMPORARY DEFENSIVE STRATEGIES

There may be times when, in the Sub-adviser’s judgment, conditions in the securities market would make pursuit of the Fund’s investment strategy inconsistent with achievement of the Fund’s investment objectives. At such times, the Adviser may employ alternative strategies primarily to seek to reduce fluctuations in the value of the Fund’s assets. In implementing these temporary defensive strategies, depending on the circumstances, the Fund may invest an unlimited portion of its portfolio in U.S. dollar denominated corporate debt securities, short-term money market instruments, U.S. government securities and cash. It is impossible to predict when, or for how long, the Fund may use these alternative strategies.

OTHER INVESTMENT POLICIES

When-issued and delayed delivery purchases
The Fund may make contracts to purchase securities on a “when-issued” or “delayed delivery” basis. Pursuant to such contracts, delivery and payment for the securities occurs at a date later than the customary settlement date. The payment obligations and the interest rate on the securities will be fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities is made. An amount of cash or high quality securities equal to the amount of the Fund’s commitment will be deposited in a segregated account at the Fund’s custodian to secure the Fund’s obligation. Although the Fund would generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options or futures contracts it has entered into) and not for leverage purposes, the Fund could dispose of a security prior to settlement if the Adviser deemed it advisable. The purchase of securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of a decline in value of the Fund’s other assets. Furthermore, when such purchases are made through a dealer, the dealer’s failure to consummate the sale may result in the loss to the Fund of an advantageous yield or price.

Repurchase agreements
The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Lending of portfolio securities
The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 331/3% of the value of the Fund’s total assets.

Industry, country and issuer concentration
The Fund will not invest 25% or more of its total assets in any one industry or, other than the United States, issuers located in any one country. The Fund will allocate its investments from time to time among countries and industry sectors and among issuers in such sectors, based on the Adviser’s evaluation of market and economic conditions.

Portfolio turnover
The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “U.S. federal income tax matters.”

Leverage
The Fund may use leverage to the extent permitted by the 1940 Act.  Initially, the Fund expects to obtain leverage through reverse repurchase agreements and borrowings from certain financial institutions, in an amount equal to approximately 25-30% of the Fund’s total capital immediately after giving effect to the borrowing.  In addition, the Fund may borrow through the issuance of preferred shares or other leverage financing.  The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to total capital to 33% of the Fund’s total capital).  In connection with the Fund’s use of reverse repurchase agreements, the Fund may earmark or segregate liquid assets equal to repayment obligations under such agreements in accordance with guidance from the SEC and its staff from time to time in effect.  Any such use of reverse repurchase agreements would be in addition to the combined effective leverage ratio of 33 1/3% of total capital (at the time of borrowing).  In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act.  Any such indebtedness would be in addition to the combined effective leverage ratio of 33% of total capital (at the time of borrowing).  The Fund’s leverage strategy may not be successful.  By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation.  However, the use of leverage also involves risks, which can be significant.  These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s net asset value and the market price of the Fund’s common shares and higher expenses.  Since the Adviser’s fee is based upon a percentage of the Fund’s managed assets, the Adviser’s fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund.  The Board of Trustees will monitor this potential conflict.  The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the offering.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

➢	the likelihood of greater volatility of net asset value and market price of common shares

➢	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt

➢
increased operating costs, which may reduce the Fund’s total return to the holders of common shares. The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred shares, will be borne by holders of common shares.

➢	the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.  In addition, capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs, which will be borne by the holders of common shares, and may limit the Fund’s freedom to pay dividends on common shares or to engage in other activities.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objectives and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forego investments that the Adviser otherwise views as favorable.

The extent that the Fund employs leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by borrowing equal to 33% of the Fund’s total capital, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Corresponding common share return	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Until the Fund borrows, the Fund’s common shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund’s investment objectives and policies.

Risk factors

GENERAL

The Fund is a newly organized, non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund’s Common Shares may be speculative in that it involves risk. The Fund should not constitute a complete investment program and should only be considered as an addition to an investor’s existing diversified portfolio of investments.

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

NO OPERATING HISTORY

The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

MARKET DISCOUNT RISK

Shares of closed-end funds frequently trade at prices lower than their net asset value, which is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of organizational and offering expenses paid by the Fund.

Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid for the shares, taking into account transaction costs, and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

NON-DIVERSIFIED STATUS

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, which means that it is allowed to invest a greater portion of its assets in a more limited number of issuers than a diversified fund.  As a result, credit, market and other risks associated with the Fund’s investment strategies or techniques may be more pronounced for the Fund than for a fund that is “diversified.”

INVESTMENT AND MARKET RISK

An investment in the Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

MANAGEMENT RISK

The Fund is subject to management risk because it relies on the Adviser’s oversight and Sub-adviser’s ability to pursue the Fund’s investment objectives. The Sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The Sub-adviser’s securities and options selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leaves the employ of a Sub-adviser, the Sub-adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

CHANGES IN UNITED STATES LAW

Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Sub-adviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategies in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

RECENT EVENTS RISK

The debt and equity capital markets in many countries have been negatively impacted by significant write-offs in the financial services sector and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the U.S. housing market, the failure of major financial institutions and the resulting government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

MARKET DISRUPTION RISK

The wars in Afghanistan, Iraq, Libya and other geopolitical events around the world may adversely affect the performance of worldwide financial markets. The Fund cannot predict the effects of significant future events on the economy and securities markets. Given these risks, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

NATURAL DISASTERS AND ADVERSE WEATHER CONDITIONS

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

INFLATION RISK

Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

FOREIGN SECURITIES RISK

Funds that invest in securities of companies located in foreign countries or in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the Fund, which intends to invest a significant portion of its total assets in foreign securities.

EMERGING MARKETS RISK

The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Securities that include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries. Emerging market countries are subject to greater levels of foreign investment risk than securities of issuers in more developed foreign markets because emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Securities markets in emerging market countries are undergoing a period of growth and change that may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in these countries are comparatively undeveloped. Securities brokers and other intermediaries in emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries. The value of Fund shares will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Additionally, changes in governments and economies of such countries may result in capital controls or other regulatory measures that may affect the Fund’s ability to satisfy redemptions.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of the Fund’s income, gains or initial capital from these countries can occur.

FOREIGN CURRENCY RISK

The Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in Emerging Markets Securities, which are denominated in the currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans.  The Fund is subject to the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded, or currencies in which the Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. The Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. The Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in the Fund’s currency exposure being substantially different than that suggested by its securities investments. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase the Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

DERIVATIVES REGULATION RISK

The Dodd-Frank Act will impose comprehensive regulation on certain OTC derivatives, including certain types of options and other derivatives transactions in which the Fund may seek to engage. The Dodd-Frank Act, many provisions of which will begin to take effect in July 2011, will require central clearing and exchange-style trade execution for many swap, option and other derivatives transactions that are currently traded in the OTC derivatives markets. The SEC and the Commodity Futures Trading Commission have each proposed regulations which are expected to impact the derivatives markets, may impact the ability of registered investment management companies to utilize derivatives and could have broad-reaching market consequences.

If such regulation occurs, it could have an adverse effect on the Fund’s ability to engage in the strategies described in this Prospectus, increase the costs of such activities, and/or otherwise reduce the effectiveness of the Fund’s investment strategies. In addition, the increased regulation of derivatives trading imposed by the Act may impose additional regulatory burdens that could increase the costs and reduce the benefits of the Fund’s trading in derivatives.

SOVEREIGN DEBT RISK

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars of a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

CORPORATE DEBT RISK

The Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

HEDGING, DERIVATIVES AND OTHER STRATEGIC TRANSACTIONS RISK

The ability of the Fund to utilize hedging, derivatives and other strategic transactions successfully will depend in part on the Sub-adviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured.  The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select the Fund’s securities.  Even if the Sub-adviser uses hedging and other strategic transactions in the Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to the Fund.  The amount of loss could be more than the principal amount invested.  These transactions may also increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss.  For example, the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts.  In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised.

The Fund may use derivatives for hedging and leverage purposes and as a substitute for direct investment in securities or other assets.  The Fund expects that its derivatives transactions or instruments will consist primarily of credit linked notes, foreign currency forward contracts (in both deliverable and non-deliverable form), credit default swaps (referencing either a single issuer, a basket of issuers, or an index (“CDX”)), interest rate swaps, total return swaps (on individual securities, groups of securities, or indices), and interest rate and foreign exchange futures contracts and options. Derivatives are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes.  Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes.  Derivatives may be used in a way to adjust efficiently the exposure of the Fund to various securities, markets and currencies without the Fund actually having to sell existing investments and make new investments.  This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time.  Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  The loss on derivative investments may substantially exceed the initial investment.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets.  In particular, the use of derivative instruments exposes the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can be closed out only with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party.  If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them.  For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights.  If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.  While the Sub-adviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions.

To the extent the Fund contracts with a limited number of counterparties, the Fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.  Derivatives also are subject to a number of other risks, including market risk and liquidity risk.  Given that the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued.  Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track.  Suitable derivative transactions may not be available in all circumstances.  The Fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events.  In addition, the Sub-adviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.  To the extent the Fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

It is possible that government regulation of various types of derivative instruments, credit linked notes, foreign currency forward contracts (in both deliverable and non-deliverable form), credit default swaps (referencing either a single issuer, a basket of issuers, or an index (“CDX”)), interest rate swaps, total return swaps (on individual securities, groups of securities, or indices), and interest rate and foreign exchange futures contracts and options, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was enacted in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many derivatives transactions to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon the effectiveness of these rules, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The use of derivatives may expose the Fund to leverage risk.  When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.  To limit leverage risk, the Fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments.  See “Leverage risk” below.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. The Fund may invest in convertible securities of any maturity and will determine whether to hold, sell or convert any security in which it has invested depending upon the Adviser’s outlook for the market value for such security and the security into which it converts.

CREDIT DEFAULT SWAPS RISK

Credit default swaps involve greater risks than investing in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller (if any), coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund will seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. As of the date of this Prospectus, credit default swaps are not currently traded on any securities exchange, however certain credit default swaps may be cleared through swaps clearing houses. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

INTEREST RATE RISK

Fixed-income securities are subject to certain common risks, including:

➢	If interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline. Interest rates are currently low relative to historical levels.

➢
During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Fixed-income securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

➢
During periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. During periods of below market interest rates, the security’s duration may increase (the estimated period until the security is paid in full) and the value of the security may decrease. This is known as extension risk.

CREDIT RISK

Credit risk is the risk that the fixed-income securities in the Fund’s portfolio will decline in price or fail to make principal, interest or dividend payments when due because the issuer of the security experiences a decline in its financial status.  The Fund may invest, without limitation, in debt securities that are rated below investment grade (i.e. securities rated “Ba” or lower by Moody’s or “BB” or lower by S&P) by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Sub-adviser, including defaulted securities.  A rating of “BB” by S&P or “Ba” by Moody’s means the securities are speculative investments.  A rating of “Ca” by Moody’s means the securities are speculative in a high degree and may be in default. A rating of “CC” by S&P means there is a currently identifiable vulnerability to default.  A rating of D by S&P or Moody’s means that an obligation is in payment default (when payments are not made by the due date, even where a grace period is still open, or in the event of a bankruptcy petition filing). The ratings of Moody’s and S&P represent their opinions as to the quality of those securities they rate; ratings are relative, subjective and are not absolute standards of quality.

COUNTERPARTY RISK

The Fund may be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. To the extent the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

HIGH YIELD DEBT SECURITIES RISK

An investment in below investment grade securities involves substantial risk of loss.  Below investment grade (high yield) debt securities or comparable unrated securities are commonly referred to as “junk bonds” or “high yield securities” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.  For these reasons, your investment in the Fund is subject to the following specific risks:

➢	Increased price sensitivity of the Fund’s investments to changing interest rates and to a deteriorating economic environment;

➢	Greater risk of loss due to default or declining credit quality;

➢	Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

➢	If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer.  The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing.  An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

The Fund may invest, without limitation, in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Sub-adviser, including defaulted securities. The ability or willingness of the issuers of these securities to make payments of principal or interest may also be affected by political, monetary and economic factors particular to the countries in which such issuers are located.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security.  There are fewer dealers in the market for high yield securities than investment grade obligations.  The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for below investment grade securities than for higher quality instruments.  Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.  As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

LOAN PARTICIPATION AND ASSIGNMENTS RISK

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the Fund and would likely reduce the value of its assets. Investments in loan participations and assignments present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability.  Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect the Fund against losses in value or a decline in income in the event of a borrower’s non-payment of principal or interest, and in the event of a bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Sub-adviser’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. The Fund may have limited rights to enforce the terms of an underlying loan.

WARRANTS RISK

Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

DISTRIBUTION RISK

There can be no assurance that monthly distributions paid by the Fund to shareholders will be maintained at initial levels or increase over time. The monthly distributions shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short- and long-term.

LEVERAGE RISK

The Fund may borrow money through reverse repurchase agreements or credit facilities or issue preferred shares or debt securities to the extent permitted by the 1940 Act. Currently, the Fund anticipates that it will obtain leverage through reverse repurchase agreements and a credit facility with certain financial institutions after the closing of this offering in an amount equal to approximately 25-30 % of the Fund’s total capital immediately after giving effect to the borrowing.  The Fund may also borrow through other leverage financing.  The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to total capital) to 33% of the Fund’s total capital.  In connection with the Fund’s use of reverse repurchase agreements, the Fund may earmark or segregate liquid assets equal to repayment obligations under such agreements in accordance with guidance from the SEC and its staff from time to time in effect.  Any such use of reverse repurchase agreements would be in addition to the combined effective leverage ratio of 33 1/3% of total capital (at the time of borrowing).  In addition, he Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act.  Any such indebtedness would be in addition to the combined effective leverage ratio of 33% of total capital (at the time of borrowing).  Leverage creates risks which may adversely affect the return for the holders of common shares, including:

➢	The likelihood of greater volatility of net asset value and market price of common shares

➢	Fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt

➢
Increased operating costs, which may reduce the Fund’s total return to the holders of common shares. The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred shares, will be borne by holders of common shares.

➢	The potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remain fixed.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

To the extent that the Fund borrows through the use of reverse repurchase agreements, it would be subject to a risk that the value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction.  Alternatively, during the life of any reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines.

The Adviser’s fee is a percentage of the Fund’s managed assets and, therefore, the Adviser’s fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund.

REVERSE REPURCHASE AGREEMENT RISK

Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements may apply.  To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

ILLIQUID SECURITIES RISK

The Fund may invest up to 25% of its total assets in illiquid securities Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so.  The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.  Illiquid securities are also more difficult to value and the Adviser’s judgment may play a greater role in the valuation process.  Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.  The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

COMMON STOCK RISK

The common stocks and other non-preferred equity securities in which the Fund invests may experience substantially more volatility in their market value than the Fund’s investments in preferred securities. Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may fluctuate and may be worth less than your initial investment.  Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers.

PREFERRED SECURITIES RISK

There are special risks associated with investing in preferred securities:

➢
Limited Voting Rights. Generally, holders of preferred securities (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods at which time the preferred security holders may elect a number of trustees to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

➢
Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

➢
Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

➢
Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

➢	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

➢
Supply of Taxable Preferred Securities. The Financial Accounting Standards Board is reviewing accounting guidelines relating to taxable preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected.

➢	New Types of Securities. From time to time, preferred securities, including taxable preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objectives and principal investment strategies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

PORTFOLIO TURNOVER RISK

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate may exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates result in corresponding increases in brokerage commissions and other trading costs and generate short-term capital gains taxable as ordinary income.

ISSUER RISK

The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

ANTI-TAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees.  Such provisions could limit the ability of holders of Common Shares to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of the Fund.  These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for open-ending the Fund or a merger, liquidation, asset sales and similar transactions.

Management of the Fund

TRUSTEES AND OFFICERS

The overall management of the Fund, including supervision of the duties performed by the Adviser and Sub-adviser is the responsibility of the Fund’s Board, under the law of The Commonwealth of Massachusetts and the 1940 Act. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment Adviser and Sub-adviser. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Trustees and officers” in the Statement of Additional Information.

THE ADVISER

John Hancock Advisers, LLC (the “Adviser” or “JHA”) is the Fund’s investment adviser.  The Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or the “Company”). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial is a leading Canadian-based financial services group operating in 22 countries and territories worldwide. For more than 120 years, clients worldwide have looked to Manulife Financial for strong, reliable, trustworthy and forward-thinking solutions for their most significant financial decisions. Manulife Financial’s international network of employees, agents and distribution partners offers financial protection and wealth management products and services to millions of clients around the world. Manulife Financial provides asset management services to institutional customers worldwide as well as reinsurance solutions, specializing in life and property and casualty retrocession. Funds under management by Manulife Financial and its subsidiaries were $_____ billion (US$_____ billion) as of _____, 2011. The Company operates as Manulife Financial in Canada and Asia and primarily as John Hancock in the United States. Manulife Financial Corporation trades as “MFC” on the TSX, NYSE and PSE, and under “945” on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

The Adviser serves as investment adviser to the Fund and is responsible for the supervision of the Sub-adviser’s services to the Fund.

Advisory Agreement.  Under the general supervision of the Board, the Adviser administers the business and affairs of the Fund.  The Adviser also selects (subject to approval of the Board), contracts with and compensates the Sub-adviser to manage the investment and reinvestment of the assets of the Fund.  The Adviser does not itself manage the Fund’s portfolio assets but has ultimate responsibility to oversee the Sub-adviser.  In this connection, the Adviser monitors the Sub-adviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews the Sub-adviser’s performance and reports periodically on such performance to the Board.

In return for these services, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of [___]% of the average daily gross assets of the Fund.  The Adviser will not be liable to the Fund except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations.  For purposes of the Advisory Agreement and the Sub-Advisory Agreements, gross assets of the Fund means total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage).

The Advisory Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”).  The Fund or the Adviser may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party.  Material amendments to the Agreement require shareholder approval.

Service Agreement.  The Fund operates under a Service Agreement with JHA, under which JHA provides “Non-Advisory Services” that include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature.  JHA is reimbursed for its costs in providing Non-Advisory Services to the Fund under the Service Agreement.

JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by JHA of its obligations under the Service Agreement.

The Service Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees.  The Fund or JHA may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party.  The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

THE SUB-ADVISER

The Fund is sub-advised by Western Asset Management Company (“Western Asset” or the “Sub-adviser”).  Western Asset, headquartered at 385 East Colorado Boulevard, Pasadena, California 91101 is a wholly-owned subsidiary of Legg Mason, Inc., an NYSE-listed, independent asset management firm based in Baltimore, Maryland. Western Asset is one of the world's leading investment management firms. Its sole business is managing fixed-income portfolios, an activity the Firm has pursued since 1971. From offices in Pasadena, New York, Sao Paulo, London, Singapore, Hong Kong, Tokyo and Melbourne, Western Asset's 901 employees perform investment services for a wide variety of global clients. The Firm's clients include charitable, corporate, health care, insurance, mutual fund, public and union organizations, and client portfolios range across an equally wide variety of mandates, from money markets to emerging markets. Western Asset has $447 billion in assets under management as of June 30, 2011.

Western Asset and the Sub-subadvisers are responsible for providing investment advice to the Fund subject to the review of the Board of Trustees of the Trust (the “Board”) and the overall supervision of the Adviser.

PORTFOLIO MANAGERS

Set forth below is information regarding the team of professionals at Western Asset primarily responsible for overseeing the day-to-day operations of the Fund.  Western Asset utilizes a team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views.

Day-to-day management of the Fund’s portfolio is the responsibility of a team of portfolio managers led by Stephen A. Walsh, Matthew C. Duda, Michael C. Buchanan and Keith J. Gardner.

NAME, ADDRESS AND TITLE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Michael C. Buchanan Co-portfolio manager Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the Fund, since inception; Head of Credit of Western Asset since 2005.
Keith J. Gardner Co-portfolio manager Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the Fund, since inception; Head of Developing Markets of Western Asset since 1994.
Matthew C. Duda Co-portfolio manager Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the Fund, since inception; portfolio manager and research analyst at Western Asset since 2001.
Stephen A. Walsh Co-portfolio manager Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the Fund, since inception; Chief Investment Officer of Western Asset since 2008; Deputy Chief Investment Officer of Western Asset from 2000-2008.

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, Lafayette Corporate Center, Two Avenue de Lafayette, Boston, MA 02111, is the custodian of the Fund, holds the Fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund’s net asset value.

Mellon Investor Services, 480 Washington Boulevard, Jersey City, New Jersey, 07310, is the transfer agent and dividend disbursing agent of the Fund.

Determination of net asset value

The Fund’s net asset value per Common Share (the “NAV”) is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the number of outstanding Common Shares. The NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing the NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund’s portfolio. State Street Bank and Trust Company calculates the NAV by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV may be significantly affected on days when the Fund and the NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.

For purposes of calculating the NAV, investment transactions are accounted for on a “trade date plus one basis” (i.e., the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Portfolio securities are valued by various methods, which are generally described below. The Fund’s portfolio securities also may be fair valued by the Fund’s pricing committee in certain instances.

Most equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.

Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.

Futures contracts are valued at the most recent settlement price.

A non-negotiable security not treated as an illiquid security because it may be redeemed by the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.

Dividends and distributions; Automatic Dividend Reinvestment Plan

DISTRIBUTION POLICY

The Fund intends to distribute to Common Shareholders all or a portion of its investment company taxable income monthly and net capital gains, if any, at least annually.  The Fund expects its initial distribution will be declared approximately [45 days], and paid approximately [60] after the completion of this offering.  At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income.  Dividend and capital gains distributions generally are used to purchase additional common shares of the Fund.  However, an investor can choose to receive distributions in cash.  Dividend and capital gain distributions generally are taxable to shareholders whether they are reinvested in shares of the Fund or received in cash. Since not all investors can participate in the Automatic Dividend Reinvestment Plan (the “Plan”), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year).  If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

Expenses of the Fund will be accrued each day. To the extent that the Fund’s net investment income for any year exceeds the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The tax treatment and characterization of the Fund’s distributions may vary substantially from time to time because of the varied nature of the Fund’s investments. If the Fund’s total monthly distributions in any year exceed the amount of its net investment taxable income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend.  Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Common Shareholders that is not attributable to the Fund’s earnings but, represents a return of part of the Common Shareholder’s investment. If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder’s tax basis in the Common Shares (thus reducing a shareholder’s adjusted tax basis in his or her Common Shares), and thereafter as capital gain assuming the Common Shares are held as a capital asset. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per Share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per Share. Assuming no other transactions during this period, a Common Shareholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon (the “Plan Agent”). Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan.  Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (“NAV”), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price.  The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the “NYSE”) or otherwise on the open market.  If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund.  However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold.  Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000.  Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order.  Purchases of additional shares of the Fund will be made on the open market.  Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase.  Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess.  The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold.  If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess.  Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution.  If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share.  If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice.  Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess.  If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date.  If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you.  If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate.  The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment.  In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, c/o Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA 15252-8035 (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-800-231-5469 (For the Hearing Impaired (TDD)).

Closed-end fund structure

The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the Fund, that invest predominantly in preferred securities, have during some periods traded at prices higher than their net asset value (at a “premium”) and during other periods traded at prices lower than their net asset value (at a “discount”). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund’s Board of Trustees may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

U.S. federal income tax matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain related expenses, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gains” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least monthly all or substantially all of its investment company taxable income, net tax-exempt interest, and at least annually net capital gain.

If the Fund does not qualify as a regulated investment company for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income (as described below) in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, dividends from investment company taxable income are taxable as ordinary income, and dividends from net capital gain (if any) that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.

To the extent that the Fund has ordinary income from its investments in debt securities and loans, dividends distributed to shareholders from such income generally will be taxable as ordinary income and will not qualify for the reduced tax rates on qualified dividend income (as described below). Dividend distributions to individual shareholders from the Fund’s investment company taxable income, however, may qualify for such reduced rates to the extent that such income is attributable to qualified dividend income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the value of the total assets of the Fund consists of securities issued by foreign issuers, the Fund may be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Fund, in which event shareholders will include in income, and will be entitled to take any foreign tax credits or deductions for, such foreign taxes.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each shareholder (up to the amount of the shareholder’s basis in his or her shares) and thereafter as gain from the sale of shares (assuming the shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her shares. See below for a summary of the current maximum tax rates applicable to long-term capital gain (including capital gain distributions).

Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually.

If the Fund retains any net capital gains for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Dividends received by the Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any income of the Fund attributable to taxable preferred securities will not qualify for this dividends-received deduction. A corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividend-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum tax liability, which may increase a corporation’s alternative minimum tax liability.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 15%, or 0% for individuals in the 10% or 15% tax brackets).  This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder with respect to his or her shares and the dividends are attributable to qualified dividend income received by the Fund itself.  For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.  The special rules relating to the taxation of ordinary income dividends paid by the Fund that are attributable to the Fund’s qualified dividend income only apply to taxable years beginning before January 1, 2013.  Thereafter, all of the Fund's distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.  The Fund does not anticipate that a significant portion of its dividend distributions will qualify for favorable treatment under the 2003 Tax Act.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sales and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss.  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for short-term gains (currently, 35%), or (ii) 15% for long-term gains (0% for individuals in the 10% or 15% tax brackets).   The 15% maximum rate with respect to long-term capital gains is currently scheduled to increase to 20% after 2012.  Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

An investor should be aware that, if shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price.

The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 19, 2011, and filed with the Secretary of The Commonwealth on July 20, 2011 (the “Declaration of Trust”). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act, or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund’s By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Fund’s Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.  The Fund will not issue Common Share certificates.

The Fund has no current intention to issue preferred shares. However, if at some future time there are any preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares.  In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares. The Common Shares have no preemptive rights.

REVERSE REPURCHASE AGREEMENTS AND CREDIT FACILITY

Initially, the Fund expects to obtain leverage through reverse repurchase agreements and borrowings from certain financial institutions, in an amount equal to approximately 25-30% of the Fund’s total capital immediately after giving effect to the borrowing.  In addition, the Fund may borrow through the issuance of preferred shares or other leverage financing.  The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to total capital to 33 1/3% of the Fund’s total capital.  In connection with the Fund’s use of reverse repurchase agreements, the Fund may earmark or segregate liquid assets equal to repayment obligations under such agreements in accordance with guidance from the SEC and its staff from time to time in effect.  Any such use of reverse repurchase agreements would be in addition to the combined effective leverage ratio of 33 1/3% of total capital (at the time of borrowing).  In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act.  Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of total capital (at the time of borrowing).

The Fund’s leverage strategy may not be successful.  By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation.  However, the use of leverage also involves risks, which can be significant.  These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s net asset value and the market price of the Fund’s common shares and higher expenses.  Since the Adviser’s fee is based upon a percentage of the Fund’s managed assets, the Adviser’s fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund.  The Board of Trustees will monitor this potential conflict.  The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the offering.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

➢	the likelihood of greater volatility of net asset value and market price of common shares

➢	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt

➢
increased operating costs, which may reduce the Fund’s total return to the holders of common shares. The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred shares, will be borne by holders of common shares.

➢	the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.  To the extent that the Fund borrows through the use of reverse repurchase agreements, it would be subject to a risk that the value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction.  Alternatively, during the life of any reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines.  In addition, capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs, which will be borne by the holders of common shares, and may limit the Fund’s freedom to pay dividends on common shares or to engage in other activities.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objectives and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forego investments that the Adviser otherwise views as favorable.

The extent that the Fund employs leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

PREFERRED SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. The Board has no current intention to issue preferred shares.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act, being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund’s Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

If the Fund were to issue preferred shares, it is expected that the Fund would seek a credit rating for the preferred shares from a Rating Agency. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its total assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such Rating Agency will be more or less restrictive than as described in this Prospectus.

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of the Fund’s shareholders for the Fund to take corrective actions. The Board, in consultation with the Adviser and the Sub-adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their net asset value.

In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of the Fund’s shareholders, the Board, in consultation with the Adviser and the Sub-adviser, from time to time may review possible actions to reduce any such discount.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

POTENTIAL CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

Underwriting

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this Prospectus, the Underwriters named below, for whom ______________________________are acting as representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares

Total

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this Prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this Prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this Prospectus and part to certain dealers at a price that represents a concession not in excess of $     per Common Share under the initial offering price. Any Underwriter may allow, and such dealers may reallow, a concession not in excess of $     per Common Share to the other Underwriters or to certain dealers. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $0.       per Common Share are equal to      % of the initial offering price. Investors must pay for any Common Shares purchased on or before     , 2010.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of Common Shares at the initial offering price per Common Share listed on the cover page of this Prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this Prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $            , the total Underwriters’ discounts and commissions (sales load) would be $            , the estimated offering expenses would be $            , $         of which would be borne by the Fund, and the total proceeds to the Fund would be $            .

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without Overallotment	With Overallotment	Without Overallotment	With Overallotment
Public offering price	$	$	$	$
Sales load	$	$	$	$
Estimated offering expenses		$$0	$	$
Proceeds, after expenses, to the Fund	$	$	$	$

The fees described below under “—Additional Compensation to Be Paid by the Adviser” are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than sales load) will not exceed $0.       per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $     in total, $     of which will be borne by the Fund (or $     if the Underwriters exercise their over-allotment option in full). If the Fund issues preferred shares, the Fund’s Common Shareholders will also bear the expenses of such an offering. The total offering expenses for this offering and any offering of preferred shares are estimated to be approximately $     per share. See “Summary of Fund Expenses.”

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($    ).

The Fund intends to apply for listing of its Common Shares on the NYSE under the trading or “ticker” symbol “    .”

The Fund has agreed that, without the prior written consent of              on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this Prospectus:

●           offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or

●           enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares,

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. These lock-up agreements will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Plan.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this Prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically. The Fund, the Adviser, Sub-adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

Prior to the public offering of Common Shares, the Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, the Adviser owned 100% of the outstanding Common Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The principal business address of  _______________ is  __________________.  The principal business address of_________________ is  _________________.  The principal business address of  ___________________  is   ____________________ .  The principal business address of  ___________________  is   ____________________ .

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to us, certain of our executive officers and our affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

ADDITIONAL COMPENSATION TO BE PAID BY THE ADVISER

The Adviser has agreed to pay, from its own assets, an upfront marketing and structuring fee to                  in the amount of $     (which amount will not exceed     % of gross proceeds), an upfront structuring fee to                  in the amount of $     (which amount will not exceed     % of gross proceeds), an upfront structuring fee to                  in the amount of $     (which amount will not exceed     % of gross proceeds) and an upfront structuring fee to                  in the amount of $     (which amount will not exceed     % of the gross proceeds). In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), the marketing and structuring fees will be earned by and paid to                 ,                 ,                  and                  by the Adviser for advice to the Adviser relating to the structure, design and organization of the Fund, including without limitation, views from an investor market and distribution perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies, and (iv) the overall marketing and positioning thesis for the Fund’s initial public offering. These services provided by                 ,                 ,                  and                  to the Adviser are unrelated to the Adviser’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The Adviser (and not the Fund) has agreed to pay from its own assets additional compensation (the “Additional Compensation”) to certain qualified underwriters (the “Qualifying Underwriters”). Qualifying Underwriters receiving the Additional Compensation may be required to meet specified sales targets. Such sales targets, if applicable, may be waived or lowered with respect to any underwriter in the Adviser’s sole discretion. The Additional Compensation will be payable in arrears at the end of each calendar quarter during the continuance of the Advisory Agreement or other advisory agreement between the Adviser and the Fund.

As part of the Fund’s payment of the Fund’s offering expenses, the Fund has agreed to pay expenses related to the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Common Shares, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the Common Shares. Such expenses will not exceed $     in the aggregate.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $0.     per share is equal to      % of gross proceeds. The Fund has agreed to reimburse the Underwriters the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the Common Shares, in an amount not to exceed $     in the aggregate, which amount will not exceed     % of gross proceeds. The Adviser (and not the Fund) will pay the Additional Compensation and marketing and structuring fees to                 ,                 ,                  and                  and certain Qualifying Underwriters, as described above. Total compensation to the Underwriters as described in this paragraph will not exceed     % of the aggregate initial offering price of the Common Shares offered hereby. None of the compensation to be received by Underwriters with respect to additional compensation transactions will be subject to any discount methodology.

Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Boston, Massachusetts and for the underwriters by _________________________.

Reports to shareholders

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent registered public accounting firm

_____________________________, is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

Additional information

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. ________________). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

Table of contents for the
Statement of Additional Information

Page

Additional investment information and restrictions
Trustees and officers
Investment advisory and other services
Determination of net asset value
Brokerage allocation
Taxes
Other information
Independent registered public accounting firm
Legal and regulatory matters
Financial statements
Notes to financial statements
Appendix A—Proxy voting policies and procedures
Appendix B—Description of ratings

THE FUND’S PRIVACY POLICY

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). The Fund may share information with unaffiliated third parties that perform various required services, such as transfer agents, custodians and broker/dealers.

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

JOHN HANCOCK FUNDS

SUBJECT TO COMPLETION
DATED JULY 21, 2011

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT COMPLETE AND MAY BE CHANGED.  THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS SAI, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

JOHN HANCOCK EMERGING MARKETS INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

______________ ____, 2011

601 Congress Street
Boston, Massachusetts 02210
1-800-344-1029

TABLE OF CONTENTS

Page
Additional Investment Information and Restrictions	2
Trustees and Officers	10
Investment Advisory and Other Services	20
Determination of Net Asset Value	26
Brokerage Allocation	27
Taxes	28
Other Information	34
Custodian and Transfer Agent	34
Independent Registered Public Accounting Firm	34
Legal and Regulatory Matters	35
Financial Statements	37
Notes to Financial Statements	38
Appendix A: Proxy Voting Policies and Procedures	A-1

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF JOHN HANCOCK EMERGING MARKETS INCOME FUND (THE “FUND”) DATED ________________ ____, 2011 (THE “PROSPECTUS”), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE.  THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-344-1029.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

The Fund’s primary investment strategies are described in the Prospectus.  The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks.  The Fund’s sub-adviser, Western Asset Management Company (“Western Asset” or the “Sub-adviser”), may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objective.

Emerging Markets

The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities that include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries. Emerging market countries are subject to greater levels of foreign investment risk than securities of issuers in more developed foreign markets because emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Securities markets in emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in these countries are comparatively undeveloped. Securities brokers and other intermediaries in emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries. The value of Fund shares will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Additionally, changes in governments and economies of such countries may result in capital controls or other regulatory measures that may affect the Fund’s ability to satisfy redemptions.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of the Fund’s income, gains or initial capital from these countries can occur.

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Preferred Securities

The Fund may invest in preferred securities of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred securities, to invest only in preferred securities of investment grade quality as determined by S&P, Fitch or Moody’s or, if unrated, determined to be of comparable quality by the Sub-adviser. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred securities involve credit risk, which is the risk that a preferred security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred securities involves certain other risks as more fully described in the Prospectus.

Derivatives

The Fund reserves the flexibility to use a variety of derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts and entering into forward contracts and swap agreements with respect to securities, indices and currencies.  There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate transactions such as swaps, caps, floors or collars.  The Fund also may enter derivative instruments or transactions that combine features of these instruments.  Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments.  The ability to use derivatives successfully depends, in part, on the Sub-adviser’s ability to predict market movements correctly, which cannot be assured.  Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than the values the Fund has placed on them, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.  Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives may not otherwise be available to the Fund for investment purposes.

Securities Lending

As described in the Prospectus, the Fund may lend its securities so long as such loans do not represent more than 33 1/3% of its total assets.  As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 102% of the value of the loaned securities (105% for foreign equity and corporate securities).  The collateral will consist of cash (including U.S. dollar and foreign currency).  The borrower also must agree to increase the collateral if the value of the loaned securities increases.  As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights.  Cash collateral may be invested by the Fund in a privately offered registered investment company advised by an affiliate of the Adviser that is part of the same group of investment companies as the Fund and that is offered exclusively to funds in the same group of investment companies.  Investment of cash collateral offers the opportunity for the Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.  The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that it may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.  In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Sub-adviser fails to timely recall the security or the borrower fails to return the recalled security in advance of the record date for the meeting.

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The Fund has entered into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as its securities lending agent (the “Securities Lending Agreement”).  Under the Securities Lending Agreement, Goldman Sachs generally will bear the risk that a borrower may default on its obligation to return loaned securities.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially.  This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers.  There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers.  In addition, under the Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Securities Lending Agreement.

 Cash Equivalents

The Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations and may include an affiliated money market fund that invests in such short-term securities.

Exchange-Traded Funds

The Fund may invest in shares of exchange-traded funds (collectively, “ETFs”), which are designed to provide investment results corresponding to an index.  These indexes may be either broad-based, sector or international and may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq-100 Shares”) and iShares exchange-traded funds (“iShares”), such as iShares Russell 2000 Growth Index Fund and HOLDRS (Holding Company Depositary Receipts).  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index.  ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

Investments in ETFs are generally subject to limits in the Investment Company Act of 1940, as amended (the “1940 Act”), on investments in other investment companies.  The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund.  Moreover, the Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Typically, ETF programs bear their own operational expenses, which are deducted from the dividends paid to investors.  To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Pooled Investment Vehicles

The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of pooled investment vehicles including other investment companies unaffiliated with the Adviser. The Fund will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests in addition to the advisory fee paid by the Fund. The 10% limitation does not apply to the Fund’s investment

4

in money market funds and certain other pooled investment vehicles. If the Fund invests in an affiliated money market fund, the management fee paid on such investment will be credited against the Fund’s management fee.

Temporary Investments

The Fund may invest temporarily in cash or cash equivalents.  Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term United States government obligations.

Foreign Securities

Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. The Fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and a fund could still lose money.

Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.

Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, the Sub-adviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

Asset-Backed Securities

Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Mortgage-backed Securities

The Fund may invest in mortgage backed securities.  Investing in mortgage backed securities entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentrations risks, basis risks, and legal risks. Mortgage backed securities are subject to the significant credit risks

5

inherent in the underlying collateral and to the risk that the servicer fails to perform its duties. Most mortgage backed securities are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such mortgage backed securities, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms and remaining balance in the accounts may revert to the issuing entity, and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such market backed securities. In addition, concentrations of mortgage backed securities of a particular type, as well as concentrations of mortgage backed securities issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the mortgage backed securities to additional risk.

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Fund loses the right to receive interest and principal payments on the security it sold. However, the Fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the Sub-adviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Lower Rated Securities

Lower rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, or “BB” and below by S&P or Fitch). The principal risks of investing in these securities are as follows:

Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on Sub-adviser’s Own Credit Analysis. While the Sub-adviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the Sub-adviser’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities.

6

Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

U.S. Government Securities

The Fund may invest in U.S. Government securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. Government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”). Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Banks (“FHLBs”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

Indexed Securities

The Fund may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Repurchase Agreements

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

7

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

The Sub-adviser shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the Sub-adviser’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:

●	Federal Reserve System member bank;

●	primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division; or

●	broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Adviser and the Sub-adviser will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. The fund also might incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund sells a security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in the fund’s NAV per share. The Fund may cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S.

Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

Money Market Instruments

Money market instruments (and other securities as noted in the Prospectus) may be purchased for temporary defensive purposes.

Non-Diversification

The Fund is classified as “non-diversified” under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer.  However, the Fund will be subject to the diversification requirements imposed by Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.  See “Taxes.”  To the extent the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single

8

economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

Investment Restrictions

The Fund’s investment objective and the investment policies and strategies of the Fund described in the SAI and the Prospectus, except for the eight investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval.

As referred to above, the following seven investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund.  As a matter of fundamental policy:

(1)	The Fund may not borrow money, except as permitted by the 1940 Act.

(2)
The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(3)
The Fund may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities.  Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments.

(4)
The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(5)	The Fund may not make loans except as permitted under the1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)
The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.  The 1940 Act currently requires that the Fund have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (7), securities of the U.S. Government, its agencies, or instrumentalities (and securities of foreign governments, their agencies or instrumentalities) are not considered to represent industries.  Municipal obligations backed by the credit of a governmental entity also are not considered to represent industries.

The Fund has adopted the following non-fundamental investment policy, which may be changed by the Board without approval of the Fund’s shareholders.  As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

The Fund has adopted the following non-fundamental investment policy, which may be changed without shareholder approval upon 60 days' notice to shareholders: the Fund normally will invest at least 80% of its net

9

assets (plus any borrowings made for investment purposes) in Emerging Markets Securities, as defined in the Prospectus.

Upon the Board’s approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset.  Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Sub-adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset.  Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Trustees” consist of those Trustees who are not “interested persons,” as that term is defined under the 1940 Act, of the Fund. Several of the officers and Trustees of the Fund also are officers or Directors of the Adviser. The business address of each Trustee and officer is 601 Congress Street, Boston, Massachusetts 02210.

JHA has engaged Western Asset as a Sub-adviser to provide day-to-day portfolio management, pursuant to an investment Sub-Advisory agreement between the Adviser and Western Asset (the “Sub-Advisory Agreement”).  Western Asset will be responsible for day-to-day management of the Fund.  In connection with Western Asset’s service to the Fund, Western Asset Management Company Pte. Ltd. in Singapore, Western Asset Management Company Ltd. in Japan and Western Asset Management Company Limited in London will act as sub-subadvisers to the Fund and be responsible, generally, for managing Asian (excluding Japan), Japanese, global and non-U.S. dollar fixed income strategies, respectively.

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Interested Trustees

Name (Birth Year)	Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

Hugh McHaffie(1) (1959)	Trustee (since 2011)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006).	47

John G. Vrysen(1) (1955)	Trustee (since 2011)	Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).	47
____________

(1)	The Trustee is an Interested Trustee due to his position with the Adviser and certain of its affiliates.

Independent Trustees

[Missing information to be added by pre-effective amendment.]

Name (Birth Year)	Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

____________ (19____)	Trustee (since 2011)	__________________________________________________	47

Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustee will be logged and sent to the Board or individual Trustee.

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Principal Officers who are Not Trustees

Name (Birth Year)	Position with the Fund	Officer since	Principal Occupation(s) During Past 5 Years
Keith F. Hartstein (1956)	President and Chief Executive Officer	2011
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005); Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing Committee (since 2003).

Andrew G. Arnott (1971)	Senior Vice President and Chief Operating Officer	2011
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since 2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President, John Hancock retail funds (since 2010) Vice President, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development, John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	2011
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006);Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2011
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2008).

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Name (Birth Year)	Position with the Fund	Officer since	Principal Occupation(s) During Past 5 Years
Salvatore Schiavone (1965)	Treasurer	2011
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009); Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2010); Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (2007-2009); Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research Company (2005–2007).

Charles A. Rizzo (1957)	Chief Financial Officer	2011
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President, Goldman Sachs (2005–2007).

The Board currently consists of [__] members.  The term of one class expires each year commencing with the first annual meeting following this initial public offering of the Fund’s common shares.  The terms of Messrs. ________ ______, ______________ and ______________ expire at the first annual meeting following this public offering; the terms of Messrs. ______________, ______________ and ______________ expire at the second annual meeting; and the terms of Messrs. ______________, ______________, ______________ and ______________ expire at the third annual meeting.  Subsequently, each class of Trustees will stand for election at the conclusion of its respective term.  Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

The Fund is organized as a Massachusetts business trust. Under the Fund’s Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and sub-advisers. The Trustees may appoint officers who assist in managing its day-to-day affairs.

Additional Information About the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Although the Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “Board Committees”), there are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Hugh McHaffie — Through his positions as a senior executive of Manulife’s U.S. Wealth Management division, his prior position as a senior executive of MetLife, and membership in the Society of Actuaries and American Academy of Actuaries, Mr. McHaffie has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

____________________ [name of Independent Trustee — [additional information].  [Information for each Independent Trustee to be added by pre-effective amendment.]

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John G. Vrysen — Through his positions as Director, Executive Vice President and Chief Operating Officer of the Adviser, position as a senior executive of MFC, the Adviser’s parent company, positions with other affiliates of the Adviser and current and former memberships in the Society of Actuaries, Canadian Institute of Actuaries and American Academy of Actuaries, Mr. Vrysen has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Board Meetings and Board Committees

The Fund is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and sub-advisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Fund. As of the date of this SAI, the Board met once, on [            ], 2011, to take certain actions with respect to the establishment and organization of the Fund.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he or she deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Fund’s management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Fund’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests, given the amount of the Fund’s assets. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. McHaffie and Mr. Vrysen, each of whom is a senior executive of the Adviser, MFC (the Adviser’s parent company), and of other affiliates of the Adviser, provide the Board with the Adviser’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Committees

At its initial meeting on [                     ], 2011, the Board established the following five standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; Investment Performance Committee A and the Contracts/Operations Committee. As of the date of this SAI, none of these committees has met.

The current membership of each committee is set forth below.  As Chairperson of the Board, M__. __________ is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.  [Table to be completed by pre-effective amendment.]

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Audit	Compliance	Nominating, Governance and Administration	Investment Performance A	Contracts/Operations
M__. _________ M__. _________ M__. _________	M__. _________ M__. _________	All Independent Trustees	M__. __________ M__. __________ M__. __________	M__. __________ M__. __________ M__. __________

Audit Committee.  All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board the independent registered public accounting firm for the Fund, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time.  M__. __________ serves as Chairman of this Committee.

Compliance Committee.  The primary role of this Committee is to oversee the activities of the Fund’s Chief Compliance Officer (“CCO”); the implementation and enforcement of the Fund’s compliance policies and procedures; and compliance with the Fund’s and the Independent Trustees’ Codes of Ethics.  M__. __________ serves as Chairman of this Committee.

Nominating, Governance and Administration Committee.  This Committee is comprised of all of the Independent Trustees. This Committee periodically reviews the Board’s committee structure, conducts an annual self-assessment, and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the Fund are nominated and selected by the Board.  M__. __________ serves as Chairman of this Committee.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate. The Committee has adopted Procedures for the Selection of Independent Trustees.

Any shareholder recommendation for Independent Trustee must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by this Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Fund’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the

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shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund’s Proxy Statement.

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, Massachusetts 02210-2805. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.

Investment Performance Committee A.  This Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary.  M__. __________ serves as Chairman of this Committee.

Contracts/Operations Committee.  This Committee is composed of all of the Independent Trustees.  This Committee oversees the initiation, operation, and renewal of the various contracts between the Fund and other entities. These contracts include advisory and sub-advisory agreements, custodial and transfer agency agreements and arrangements with other service providers.  M__. __________ serves as Chairman of this Committee.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by various departments of the Adviser, including: Investment Management Services Group (which oversees the Sub-adviser and investment management operations) (“IMS”), Fund Administration, Legal, the Product Group (which oversees new product development and marketplace positioning), and Internal Audit; as well as by the Fund’s CCO. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company.

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities, with the assistance of its Investment Performance, Audit, Compliance, and Contracts/Operations Committees. In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant Committee Chair or the Fund’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the Committee Chairs confer among themselves, with the Fund’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting. In addition, this Committee oversees the process of the Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Fund’s Pricing Committee (comprised of officers of the Fund).

Investment Performance Committee A assists the Board in overseeing the Fund’s significant investment policies. The Adviser monitors these policies and may recommend changes to this Committee in response to Sub-adviser requests or other circumstances. On a quarterly basis, this Committee reviews reports from IMS and the Product Group regarding the Fund’s investment performance, which include information about investment risks and how they are managed.

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The Compliance Committee assists the Board in overseeing the activities of the Fund’s CCO with respect to the compliance programs of the Fund, the Adviser, the Sub-adviser, and the transfer agent. This Committee and the Board receive and consider the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Board also receive and consider reports from the Fund’s CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.

Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process.

The Contracts/Operations Committee assists the Board in overseeing the Adviser’s management of the Fund’s operational risks, particularly as it regards vendor management and the quality of services provided by various service providers. This Committee periodically reviews reports from Fund Administration on these issues and discusses its findings with the Board. Among other things, in its annual review of the Fund’s advisory and sub-advisory agreements, this Committee and the Board receive and review information provided by the Adviser, the Sub-adviser and the distributor relating to their operational capabilities, financial condition and resources.

The Board also has a Nominating, Governance and Administration Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Adviser also has its own, independent interest in risk management.  In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments.  This Committee reports periodically to the Board on risk management matters.  The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company.  John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and at the Board’s request will report on risk management matters.

Independent Trustee Compensation

The Fund pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services.  [Table to be completed by pre-effective amendment.]

Independent Trustee	Fund(1)	John Hancock Fund Complex(2)
________________	$[XXX]	$[XXX]
________________	$[XXX]	$[XXX]
________________	$[XXX]	$[XXX]
________________	$[XXX]	$[XXX]
________________	$[XXX]	$[XXX]
________________	$[XXX]	$[XXX]
________________	$[XXX]	$[XXX]
________________	$[XXX]	$[XXX]
________________	$[XXX]	$[XXX]
________________
(1)	The amounts in this column represent compensation received as of the date of this SAI.
(2)           The amounts in this column represent compensation received during the year ended December 31, 2010.

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These Trustees oversee 47 series in the John Hancock Fund Complex, which consists of 262 series overall. The Fund does not have a pension or retirement plan for any of its Trustees or officers. The Fund participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of December 31, 2010, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. ____________ was $[XXX]; Mr. ____________ was $[XXX]; Mr. ____________ was $[XXX]; Mr. ____________ was $[XXX]; and Mr. ____________ was $[XXX] under the Plan.  [Missing information to be supplied by pre-effective amendment.]

Trustee Ownership of Shares of John Hancock Funds

The table below sets forth the dollar range of the value of the shares of the Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2010. The current value of the funds that the participating Independent Trustees have selected under the Plan is included in this table. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:  [Table to be completed by pre-effective amendment.]

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

Fund/Trustee	McHaffie	_______	_______	_______	_______	_______	_______
Emerging Markets Income	A	A	A	A	A	A	A
John Hancock Fund Complex	[X]	[X]	[X]	[X]	[X]	[X]	[X]

Fund/Trustee	_______	_____________	_______	Vrysen
Emerging Markets Income	A	A	A	A
John Hancock Fund Complex	[X]	[X]	[X]	[X]

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers also may be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.

As of the date of this SAI, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

During the calendar years ended December 31, 2009 and December 31, 2010, no Independent Trustee (or his or her immediate family members) had:

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1.
Any direct or indirect interest in the Adviser, the Sub-adviser or principal underwriter of the Fund, or any person controlling, controlled by or under common control with the Adviser, Western Asset or the principal underwriter of the Fund;

2.
Any direct or indirect material interest, in which the amount involved exceeds $120,000, in any transaction or series of similar transactions with: (i) the Fund; (ii) another fund managed by the Adviser or Western Asset, or distributed by the principal underwriter of the Fund or a person controlling, controlled by or under common control with the Adviser, Western Asset or the principal underwriter of the Fund; (iii) the Adviser, Western Asset or the principal underwriter of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser, Western Asset or the principal underwriter of the Fund; or (v) an officer of any of the above; or

3.
Any direct or indirect relationship, in which the amount exceeds $120,000, with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the principal underwriter of the Fund or a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; (iii) the Adviser or the principal underwriter of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; or (v) an officer of any of the above.

During the calendar years ended December 31, 2009 and December 31, 2010, no officer of the Adviser or the principal underwriter of the Fund or any person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund served on the Board of Directors of a company where an Independent Trustee of the Fund or any of their immediate family members served as an officer.

Proxy Voting

The Fund’s proxy voting policies and procedures (the “Fund’s Procedures”) delegate to Western Asset the responsibility to vote all proxies relating to securities held by the Fund in accordance with Western Asset’s Proxy Voting Policy and Procedures.  Western Asset has a duty to vote such proxies in the best interests of the Fund and its shareholders. Complete descriptions of the Fund’s Procedures and the proxy voting procedures of Western Asset are set forth in Appendix A to this SAI.

It is possible that conflicts of interest could arise for Western Asset when voting proxies. Such conflicts could arise, for example, when Western Asset or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when the Fund, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event that Western Asset becomes aware of a material conflict of interest, the Fund’s Procedures generally require Western Asset to follow any conflicts procedures that may be included in Western Asset’s Proxy Voting Policy and Procedures. The conflict procedures generally include one or both of the following:

(a)	voting pursuant to the recommendation of a third party voting service; and/or

(b)	voting pursuant to pre-determined voting guidelines.

The specific conflicts procedures of Western Asset are set forth in Western Asset’s proxy voting procedures included in Appendix A. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.

Although Western Asset has a duty to vote all proxies on behalf of the Fund, it is possible that Western Asset may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits Western Asset from trading the shares in the marketplace for a period of time, Western Asset may determine that it is not in the best interests of the Fund to vote the proxies. Western Asset also may choose not to recall securities that have been lent in order to vote proxies for shares of the security, since the Fund would lose security lending income if the securities were recalled.

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Information regarding how the Fund voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling (800) 344-1029 (attention: Secretary); and (2) on the SEC’s website at http://www.sec.gov.

The Fund’s shareholder reports will contain information regarding the basis for the Trustees’ approval of the Advisory Agreement and the Sub-Advisory Agreement.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

John Hancock Advisers, LLC (the “Adviser”) is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210, and serves as the Fund’s investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or “MFC”). Manulife Financial is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries. John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 22 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, the company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$[XXX] billion (US$[XXX] billion) as of [_____, 2011].  [Missing information to be supplied by pre-effective amendment.]

Manulife Financial trades as ‘MFC’ on the Toronto Stock Exchange (“TSX”), the New York Stock Exchange (“NYSE”) and the Pacific Stock Exchange (“PSE”), and under ‘945’ on the Stock Exchange of Hong Kong (“SEHK”). Manulife Financial can be found on the Internet at www.manulife.com.

The Adviser serves as investment adviser to the Fund and is responsible for the supervision of the Sub-adviser’s services to the Fund.

The Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Fund. As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the daily gross assets of the Fund.

Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates sub-advisers to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors each sub-adviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, and reviews the performance of each sub-adviser and reports periodically on such performance to the Board.

Pursuant to the Advisory Agreement, JHA has engaged Western Asset as a sub-adviser to provide day-to-day portfolio management of the Fund and to implement the Fund’s portfolio management strategies and investment objective. The Advisory Agreement provides that JHA may terminate any sub-advisory agreement entered into and directly assume any functions performed by the Sub-adviser, upon approval of the Board, without the need for approval of the shareholders of the Fund.

The Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares;

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brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Fund, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.

Securities held by the Fund also may be held by other funds or investment advisory clients for which the Sub-adviser or its affiliates provide investment advice.  Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security.  If opportunities for purchase or sale of securities by the Sub-adviser for the Fund or for other funds or clients for which the Sub-adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them.  To the extent that transactions on behalf of more than one client of the Sub-adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, the Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund’s expenses to a specified percentage of average daily gross assets. For three years following any such reduction or reimbursement, the Adviser retains the right to reimpose a fee and/or recover any other payments to the extent that the Fund’s actual expenses at the time of such recovery fall below this limit.

Each of the Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-adviser continues in effect for an initial period of two years until             , 2013, and from year to year thereafter so long as such continuance is approved at least annually: (i) by the vote of a majority of the Independent Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval; and (ii) by the Board or by vote of a majority of the outstanding shares of the Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or JHA, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each Agreement will terminate automatically in the event of its assignment.  The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.  Each Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of JHA, JHA shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, the Sub-adviser and the Fund have adopted Codes of Ethics that restrict the trading activity of those personnel.

Service Agreement. The Fund operates under a Service Agreement with JHA, under which the Fund receives Non-Advisory Services. These Non-Advisory Services include, but are not limited to, legal, tax, accounting, valuation,

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financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. JHA is reimbursed for its costs in providing Non-Advisory Services to the Fund under the Service Agreement.

JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by John Hancock of its obligations under the Agreement.

The Service Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Fund or JHA may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

The Sub-adviser

The Fund has engaged Western Asset to serve as a sub-adviser to the Fund and to be responsible for the day-to-day management of the Fund’s portfolio investments.  Western Asset is a California corporation with principal offices at 385 E. Colorado Boulevard, Pasadena CA 91101.

Under the terms of the Sub-Advisory Agreement, Western Asset and the Fund’s sub-subadvisers will be responsible for implementing the Fund’s investment strategies on a day-to-day basis, all subject to the supervision and direction of the Board and the Adviser.  For services rendered by Western Asset under the Sub-Advisory Agreement, JHA (not the Fund) pays Western Asset a fee, calculated and payable daily, based on an annual percentage of the value of the Fund’s average daily gross assets.

The Sub-Advisory Agreement with Western Asset continues until ____________ ____, 2013 and from year to year thereafter if approved annually: (i) by the Board or by the holders of a majority of its outstanding voting securities; and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of the Adviser, Western Asset, by the Board or by a vote of a “majority of the outstanding shares” (as defined in the 1940 Act) of the Fund.

The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Western Asset is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Portfolio Managers

Day-to-day management of the Fund is the responsibility of the investment professionals associated with Western Asset. The individuals responsible for managing the implementation and monitoring the overall portfolio management of the Fund are listed below. The following table sets forth additional information about these individuals as of May 31, 2011.

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			Advisory fee based on performance
Portfolio Manager/Type of Account	Number of Accounts	Total assets ($ in millions)	Number of accounts	Total assets ($ in millions)
Stephen A. Walsh

Registered Investment Companies	100	$156,897,596,011	N/A	N/A

Other Pooled Investments	213	$113,313,075,009	7	$1,199,668,887

Other Accounts	769	$179,626,806,636	81	$20,417,750,650

Keith J. Gardner

Registered Investment Companies	40	$28,119,937,265	N/A	N/A

Other Pooled Investments	6	$1,820,593,665	N/A	N/A

Other Accounts	1	$235,104,879	N/A	N/A

Michael C. Duda

Registered Investment Companies	4	$1,352,740,025	N/A	N/A

Other Pooled Investments	2	$165,136,623	N/A	N/A

Other Accounts	10	$530,216,800	N/A	N/A

Michael C. Buchanan

Registered Investment Companies	46	$31,728,659,207	N/A	N/A

Other Pooled Investments	8	$4,232,307,824	N/A	N/A

Other Accounts	11	$1,808,698,707	N/A	N/A

Conflicts Of Interest

The Adviser, Western Asset and portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Adviser, Western Asset and the Fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Limited Investment Opportunities; Aggregation of Orders.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, Western Asset may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, Western Asset’s trade allocation policies may result in the Fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades.  Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers.  Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Western Asset with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits.  A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the Adviser or Western Asset’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute.

Related Business Opportunities.  The Adviser, Western Asset or their affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

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A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Compensation

Western Asset receives a fee based on the average daily gross assets of the Fund as set forth in the Sub-Advisory Agreement between Western Asset and the Adviser with respect to the Fund. Western Asset pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund.

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund’s) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.  As discussed in the Prospectus, Western Asset is a wholly-owned subsidiary of Legg Mason, Inc.

Securities Owned in the Fund by Portfolio Managers

Because the Fund recently commenced operations, the portfolio managers did not own any securities of the Fund as of June 30, 2011 nor as of the date of this SAI.

Portfolio Manager	Dollar Range of Securities Beneficially Owned

Michael C. Buchanan	None

Keith J. Gardner	None

Matthew C. Duda	None

Stephen A. Walsh	None

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Codes of Ethics

The Adviser, Western Asset and the Fund have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund, the Adviser or the Sub-adviser (“Access Persons”), as applicable. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities. The Adviser’s, Western Asset’s and the Fund’s Codes of Ethics will be included as exhibits to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.

DETERMINATION OF NET ASSET VALUE

The Fund’s net asset value per Common Share (“NAV”) is calculated by dividing the value of the Fund’s net assets by the number of outstanding Common Shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund’s portfolio. State Street Bank and Trust Company calculates the Fund’s NAV by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV may be significantly affected on days when the Fund and NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.

For purposes of calculating the NAV, investment transactions are accounted for on a “trade date plus one basis” (i.e., the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Portfolio securities are valued by various methods, which are generally described below. The Fund’s portfolio securities also may be fair valued by the Fund’s Pricing Committee in certain instances.

Most equity securities that are traded on stock exchanges (including securities traded in both the over-the-counter (“OTC”) market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.

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Certain short term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.

Futures contracts are valued at the most recent settlement price.

A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.

BROKERAGE ALLOCATION

Pursuant to the Sub-Advisory Agreement, the Sub-adviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Sub-adviser has no formula for the distribution of the Fund’s brokerage business; rather it places orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund. The cost of securities transactions for the Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Sub-adviser will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades.    In selecting brokers or dealers to implement transactions, the Sub-adviser will give consideration to a number of factors, including:

●	price, dealer spread or commission, if any;

●	the reliability, integrity and financial condition of the broker-dealer;

●	size of the transaction;

●	difficulty of execution;

●	brokerage and research services provided; and

●	confidentiality and anonymity.

Consideration of these factors by the Sub-adviser, either in terms of a particular transaction or the Sub-adviser’s overall responsibilities with respect to the Fund and any other accounts managed by the Sub-adviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Allocation of Trades by the Sub-adviser.    The Sub-adviser manages a number of accounts other than the Fund. Although investment determinations for the Fund will be made by the Sub-adviser independently from the investment determinations that it makes for any other account, investments deemed appropriate for the Fund by the

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Sub-adviser also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund and other accounts. In such circumstances, the Sub-adviser may determine that orders for the purchase or sale of the same security for the Fund and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the Sub-adviser to be equitable and in the best interests of the Fund and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Affiliated Underwriting Transactions by the Sub-adviser.    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Adviser or the Sub-adviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an Adviser or Sub-adviser affiliate in connection with such underwritings. In addition, for underwritings where an Adviser or Sub-adviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.

TAXES

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gain, if any. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards

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and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself, and there can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2013. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. Thus, no assurance can be given that current law applicable to qualified dividend income will continue after December 31, 2012.

Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-

29

term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The current maximum tax rate applicable to net capital gain recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (0% for individuals in the 10% or 15% tax brackets) but only for taxable years beginning on or before December 31, 2012. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of sale and ending on January 31 of the calendar year following the calendar year in which the same was made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Certain dividends and capital gain distributions paid by the Fund will constitute investment income of the type subject to this tax.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

For the Fund’s foreign currency contracts that qualify as section 1256 contracts, Section 1256 of the Code generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding foreign currency contract which it holds at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a section 1256 contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such

30

sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most foreign currency contracts, section 1256 contracts include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and

31

may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Further, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.
Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the total assets of the Fund consists of securities issued by foreign issuers, the Fund may be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Fund, in which event shareholders will include in income, and will be entitled to take any foreign tax credits or deductions for, such foreign taxes.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to: (i) dividends paid by a foreign corporation that is a PFIC; (ii) income inclusions from a QEF election with respect to a PFIC; and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.

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Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default.  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

In general, distributions (other than capital gain dividends and exempt interest dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. In addition, recent legislation generally imposes withholding of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Non-U.S. shareholders should consult their tax advisers regarding the possible implications of this legislation for their investment in shares of the Fund.

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing briefly summarizes some of the important federal income tax consequences to common shareholders of investing in common shares, reflects federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds common shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations

33

promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund’s By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative with respect to the election of Trustees, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that the Fund shall comply with Section 16 of the 1940 Act.  Pursuant to Section 16(c), no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

CUSTODIAN AND TRANSFER AGENT

The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company (“State Street”), Lafayette Corporate Center, Two Avenue de Lafayette, Boston, Massachusetts 02111. Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.

Mellon Investor Services, 480 Washington Boulevard, Jersey City, New Jersey, 07310, is the transfer agent and dividend disbursing agent of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

__________________________ [name and address of firm], is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.  [To be completed by pre-effective amendment.]

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LEGAL AND REGULATORY MATTERS

On June 25, 2007, the Adviser and John Hancock Funds, LLC (“JH Funds”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and JH Funds agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To be filed by pre-effective amendment.]

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FINANCIAL STATEMENTS

John Hancock Emerging Markets Income Fund

STATEMENT OF ASSETS AND LIABILITIES
AS OF _____________ ___, 2011

ASSETS
Cash
Deferred offering costs
Due from Adviser
Total assets
LIABILITIES
Accrued organizational and offering costs
Total liabilities
NET ASSETS
NET ASSETS CONSIST OF:
Capital paid-in
NET ASSETS
Common shares of beneficial interest issued and outstanding, $0.01 par value
Net assets value per share
Offering price per share (including __.___% front end sale charge)

STATEMENT OF OPERATIONS
Period from _____________ ___, 2011 (date of inception) through _____________ ___, 2011

INVESTMENT INCOME
EXPENSES
Organizational expenses
Expense reimbursement
Net expenses
Net investment income

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Note 1:  Organization

John Hancock Emerging Markets Income Fund (the “Fund”) was organized on ____________ ___, 2011 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940.  The Fund’s investment objective is to provide total return consisting of current income and gains and long-term capital appreciation.  The Fund uses an equity strategy (the “Equity Strategy”) and a systematic option overlay strategy (the “Option Strategy”) to pursue its investment objective.  By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection.  The Equity Strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection.  The goal of the Equity Strategy is to participate in and capture the broader equity market returns in rising market conditions, while limiting losses relative to the broader equity markets in declining market circumstances through an effective blending of equity investment strategies.  The Option Strategy will pursue two goals: (i) income enhancement and (ii) downside equity market protection.

The Fund has been inactive for the period _____________ ___, 2011 (date of inception) to _____________ ___, 2011 except for matters relating to its organization, registration and the sale and issuance of ____________ shares of beneficial interest to the initial shareholder, John Hancock Life Insurance Company (USA) (“JHLIC”), an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada, at the initial subscription price of $___.___ per share.  Shares issued by the Fund are subject to a sales load of __.___%.

The Fund will seek to generate current earnings in part by employing an option strategy of writing (selling) index call options on a portion of the value of the Fund’s total assets under normal market conditions.  Writing index call options is a specialized investment practice that involves certain related risks and tax consequences.  Upon the writing of a call option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund’s policies on investment valuation.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss.  When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option.  Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities.  The costs of issuing preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of net asset value of Common Shares.  In addition, the fee paid to JHA will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for JHA to employ financial leverage.

Note 2:  Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes—The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code.  By so qualifying, the Fund will not be subject to federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year.  In addition, by distributing during each calendar

38

year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax.  Therefore, no federal income tax provision will be required.

Organization Expenses and Offering Costs—Organization expenses and offering costs will be paid by the Fund.  JHA has agreed to reimburse the Fund for all organizational expenses and to pay offering costs (other than sales load) to the extent offering costs (other than sales load) exceed $___.___ per common share.  Organizational expenses, which amounted to $__________ and consisted of $_________ of legal fees and $_________ of audit fees, have been expensed by the Fund and have been reimbursed by JHA.  Offering costs incurred by the Fund, estimated to be approximately $_________, will be charged to paid-in capital upon sale of the shares to the public.

Note 3.  Agreements and Transactions with Related Parties

The Fund has entered into an investment management contract with JHA.  JHA has engaged the Sub-adviser to serve as Sub-adviser to the Fund.  The Sub-adviser will be responsible for the day-to-day management of the Fund’s portfolio investments.  The Sub-adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.  JHA does not itself manage the Fund’s portfolio assets but has ultimate responsibility to oversee the Sub-adviser.

The Fund has agreed to pay JHA as compensation under the Advisory Agreement a fee, calculated and paid daily, at an annual rate of [__.___]% of the Fund’s average daily gross assets.  JHA (and not the Fund) pays the Sub-adviser Sub-Advisory fees, calculated and paid daily, based on an annual percentage of the Fund’s average daily gross assets for its services to the Fund.

Approximately $__________ of the offering costs will be paid to an affiliate for marketing and distribution support services.

Note 4:  Shares Of Beneficial Interest

The Fund is offering _______________ common shares of beneficial interest at a price of $___.___ per share.  At _____________ ___, 2011, JHLIC, as the Fund’s sole initial shareholder, owned ___________ shares of the Fund.

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Appendix A

Proxy Voting Policies and Procedures of the Adviser, The John Hancock Funds, the Subadviser and the Sub-Subadvisers

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
&
JOHN HANCOCK ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

General

John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more Subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).

Fiduciary Duty

The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.

Voting of Proxies

The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.

When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

●	The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

●
Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

●
The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

●	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

●
The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest

In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.

If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.

Voting Proxies of Underlying Funds of a Fund of Funds

The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.

Proxy Voting Committee(s)

The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.

Records Retention

The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:

i.	these Procedures and all amendments hereto;

ii.	all proxy statements received regarding Fund portfolio securities;

iii.	records of all votes cast on behalf of a Fund;

iv.	records of all Fund requests for proxy voting information;

v.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

vi.	all records relating to communications with the Funds regarding Conflicts; and

vii.	all minutes of meetings of Proxy Voting Committees.

Reporting to Fund Boards

The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.

The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.

If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the Adviser will provide the CCO with a report detailing such exceptions.

In the case of proxies voted by a Subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

Adopted: December 2007

JOHN HANCOCK FUNDS

PROXY VOTING POLICIES AND PROCEDURES

POLICY:

General

The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

Delegation of Proxy Voting Responsibilities

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment Subadviser(s), to the fund’s Subadviser(s), subject to the Board’s continued oversight. The Subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s Subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each Subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each Subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the Subadvisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds

A.	Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B.	Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

1.	Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2.	Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds

a.	Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

b.	Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest

If: (1) a Subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, Subadviser, principal underwriter, or any of their affiliated persons, and (2) the Subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the Subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.

If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the Subadviser will ask the Board to provide voting instructions, the Subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.

Securities Lending Program

Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a Subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the Subadviser should request that the agent recall the security prior to the record date to allow the Subadviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

PROCEDURES:

Review of Subadvisers’ Proxy Voting

The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each Subadviser is responsible for the following:

1)
Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)
Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a Subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)
Providing the adviser with a quarterly certification indicating that the Subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the Subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the Subadviser will provide the adviser with a report detailing the exceptions.

Adviser Responsibilities

The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1)	Receive a file with the proxy voting information directly from each Subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the Subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

Proxy Voting Service Responsibilities

Aggregation of Votes:

The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple Subadvisers or third party voting services.

Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:

1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.

Form N-PX Preparation and Filing:

The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

Schedule A

PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008
John Hancock Hedged Equity & Income Fund	December 7, 2010	[ ]
John Hancock Emerging Markets Income Fund	[ ], 2011	[ ]

WESTERN ASSET MANAGEMENT COMPANY
PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy

Recipient for the existing client) are notified at start¬up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.
Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.
If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.
Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-bycase basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.
Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices. Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.
Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.
Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.           Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board- approved proposals.

3	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1
Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2
Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.
Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.
Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

WESTERN ASSET MANAGEMENT COMPANY PTE. LTD.
PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND

Western Asset Management Company Pte. Ltd. (“WAMC”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the longstanding fiduciary standards and responsibilities for ERISA accounts.

POLICY

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration WAMC’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent WAMC deems appropriate).

In exercising its voting authority, WAMC will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at startup of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.
Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.
If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.
Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-bycase basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.
Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.
Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting. II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board- approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.
Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.
Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.
Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.
Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

WESTERN ASSET MANAGEMENT COMPANY LTD. PROXY VOTING POLICIES AND PROCEDURES

POLICIES

As a fixed income only manager, the occasion to vote proxies for Western Asset Management Company Ltd. (“WAMJ”) is very rare. However, WAMJ has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration WAMJ contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent WAMJ deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.
Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.
If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.
Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-bycase basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are documented and clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.
Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.
Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.
Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.           Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

3.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.
WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.
WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.
WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

WESTERN ASSET MANAGEMENT COMPANY LIMITED
PROXY VOTING POLICIES AND PROCEDURES

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company Limited (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with INVESTMENT MANAGER.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company, its U.S. affiliate) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Investment Services Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients of existing clients were reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Investment Support Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

A-1

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.
As part of the Annual Monitoring Program, the Legal and Compliance Department staff will review proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.
If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.
Investment Support Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-bycase basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	The Investment Support Department votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

A-2

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in Western Asset’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal & Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.
Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.
Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

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1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favours compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where Western Asset is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.
Except where Western Asset is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorisation of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganisations and Other Transactions

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Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorisation to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board- approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where Western Asset is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.
Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.
Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

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In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.
Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.
Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

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John Hancock Emerging Markets Income Fund

Statement of Additional Information

_____________ ___, 2011

Investment Adviser
John Hancock Advisers, LLC
601 Congress Street
Boston, Massachusetts 02210
1-800-344-1029

Sub-adviser
Western Asset Management Company
385 East Colorado Boulevard
Pasadena, California 91101

Custodian
State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, Massachusetts 92111

Transfer Agent
Mellon Investor Services
480 Washington Boulevard
Jersey City, New Jersey 07310

Independent Registered Public Accounting Firm
___________________________ [name of firm]
______________________ [city/state]

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PART C

OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:
Included in Part A: Not applicable.
Included in Part B: Financial Statements (to be filed by amendment).
(2)	EXHIBITS:
	(a)	Agreement and Declaration of Trust dated July 19, 2011 filed herewith.
	(b)	By-Laws filed herewith.
	(c)	Not applicable.
	(d)	Not applicable.
	(e)	Form of Dividend Reinvestment Plan to be filed by amendment.
	(f)	Not applicable.
	(g)	(1)	Form of Investment Advisory Agreement with John Hancock Advisers, LLC to be filed by amendment.
		(2)	Form of Sub-Advisory Agreement with Western Asset Management Company to be filed by amendment.
		[(3)	Form of Sub-Subadvisory Agreement with [ ] to be filed by amendment.]
	(h)	(1)	Form of Underwriting Agreement to be filed by amendment.
		(2)	Form of Structuring Fee Agreement to be filed by amendment.
		(3)	Form of Master Agreement Among Underwriters to be filed by amendment.
		(4)	Form of Master Selected Dealers Agreement to be filed by amendment.
	(i)	Not applicable.
	(j)	Custodian Agreement to be filed by amendment.

(k)	(1)	Service Agreement for Transfer Agent Services to be filed by amendment.
	(2)	Service Agreement between the Registrant and John Hancock Advisers, LLC to be filed by amendment.
	(3)	Organizational and Expense Reimbursement Agreement to be filed by amendment.
(l)	Opinion and Consent of K&L Gates LLP as to Registrant's Common Shares to be filed by amendment.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.
(o)	Not applicable.
(p)	Subscription Agreement between the Registrant and John Hancock Life Insurance Company (USA) to be filed by amendment.
(q)	Not applicable.
(r)	(1)	Code of Ethics adopted by John Hancock Advisers, LLC to be filed by amendment.
	(2)	Code of Ethics adopted by Western Asset Management Company to be filed by amendment.
	[(3)	Code of Ethics adopted by [ ] to be filed by amendment.]
(s)	Power of Attorney to be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$116.10
Financial Industry Regulatory Authority Fees	503.00
New York Stock Exchange Fees	*
Costs of Printing and Engraving	*
Accounting Fees and Expenses	*
Legal Fees and Expenses	*
Miscellaneous	*

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Total	$	*

*To be filed by amendment.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of July 21, 2011, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	0

ITEM 30.	INDEMNIFICATION

The Registrant's By-Laws filed herewith contain, and the form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption “Investment Advisory and Other Services” in the Statement of Additional Information; (ii) the Form ADV of John Hancock Advisers, LLC (File No. 801-8124) filed with the Commission; and (iii) the Form ADV of Western Asset Management Company (File No. 801-8162) filed with the Commission, all of which are incorporated herein by reference.

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ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210.  Records relating to the duties of the Registrant’s custodian are maintained by Registrant's custodian, State Street Bank and Trust Company, Lafayette Corporate Center, Two Avenue de Lafayette, Boston, MA 02111 and its transfer agent Mellon Investor Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310.  Registrant is informed that all applicable accounts, books and documents required to be maintained by investment advisers registered with the Commission are in the custody and possession of John Hancock Advisers, LLC.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

1.           The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           Not applicable.

5.           The Registrant undertakes that:

a.           for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

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NOTICE

A copy of the Agreement and Declaration of Trust of John Hancock Emerging Markets Income Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on this 21st day of July 2011.

JOHN HANCOCK EMERGING MARKETS INCOME FUND
By:	/s/ Keith F. Hartstein Keith F. Hartstein President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Keith F. Hartstein Keith F. Hartstein	President and Chief Executive Officer	July 21, 2011
/s/ Charles A. Rizzo Charles A. Rizzo	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	July 21, 2011
/s/ Hugh McHaffie Hugh McHaffie	Trustee	July 21, 2011
/s/ John G. Vrysen John G. Vrysen	Trustee	July 21, 2011

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INDEX TO EXHIBITS

(a)	Agreement and Declaration of Trust dated July 19, 2011
(b)	By-Laws

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